UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Internet Capital Group, Inc.

(Name of Registrant as Specified in Its Charter)

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INTERNET CAPITAL GROUP, INC.

690 LEE ROAD, SUITE 310

WAYNE, PENNSYLVANIA 19087

PHONE: (610) 727-6900

FAX: (610) 727-6901

Notice of Annual Meeting of Stockholders

Dear Internet Capital Group Stockholder:

You are invited to attend the Internet Capital Group, Inc. 2005 Annual Meeting of Stockholders.

Date:	June 10, 2005
Time:	10:00 a.m.
Place:	The Desmond Great Valley Hotel and Conference Center
One Liberty Boulevard
Malvern, Pennsylvania 19355

Only stockholders who owned stock at the close of business on April 12, 2005 can vote at this meeting or any adjournments that may take place.

The purposes of the Annual Meeting are:

(1)	to elect three Class III directors, each for a term of three years or until their respective successors have been elected and qualified;

(2)	to ratify the appointment of KPMG LLP as the Company’s independent registered public accountant for the fiscal year ending December 31, 2005;

(3)	to approve the Company’s 2005 Omnibus Equity Compensation Plan;

(4)	to approve the issuance of more than 20% of the Company’s outstanding Common Stock upon conversion of the Company’s Senior Convertible Notes due 2009 and as payment for interest under the notes; and

(5)	to transact any other business that may properly come before the meeting.

For those of you who are unable to attend the meeting in person, we invite you to listen over the internet through the Company’s website at http://www.internetcapital.com/investors/.

We consider your vote important and encourage you to vote as soon as possible.

By Order of the Board of Directors,

/s/ Suzanne L. Niemeyer	April 28, 2005
Suzanne L. Niemeyer
Secretary

INTERNET CAPITAL GROUP, INC.

690 LEE ROAD, SUITE 310

WAYNE, PENNSYLVANIA 19087

PHONE: (610) 727-6900

Fax: (610) 727-6901

www.internetcapital.com

PROXY STATEMENT FOR

2005 ANNUAL MEETING OF STOCKHOLDERS

JUNE 10, 2005

This proxy statement and the accompanying proxy card are being mailed on or about May 4, 2005, to owners of shares of Internet Capital Group, Inc. (the “Company”) Common Stock in connection with the solicitation of proxies by the Board of Directors for the 2005 Annual Meeting of Stockholders (the “Annual Meeting”). This proxy procedure is necessary to permit all holders of Common Stock, many of whom live throughout the United States of America and in foreign countries and are unable to attend the Annual Meeting, to vote. The Board of Directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

CONTENTS

Page
Voting Procedures	2
Corporate Governance	3
Submission of Stockholder Proposals and Director Nominations	7
Election of Directors (Item 1 on Proxy Card)	7
Ratification of Appointment of Independent Registered Public Accountant (Item 2 on Proxy Card)	9
Approval of the 2005 Omnibus Equity Compensation Plan (Item 3 on Proxy Card)	10
Approval to Issue More Than 20% of the Company’s Outstanding Common Stock Upon Conversion of the Notes and as Payment for Interest Under the Notes (Item 4 on Proxy Card)	17
Audit Committee Report	18
Compensation Committee Report	20
Executive Compensation	24
Stock Performance Graph	27
Security Ownership of Certain Beneficial Owners and Directors and Officers	28
Certain Relationships and Related Transactions	29
Executive Officers	30
Section 16(a) Beneficial Ownership Reporting Compliance	31
Employment, Separation and Change in Control Agreements	31
Compensation Committee Interlocks and Insider Participation	32
Householding	32
Other Business	32

VOTING PROCEDURES

Your vote is very important. Your shares can only be voted at the Annual Meeting if you are present or represented by proxy. Whether or not you plan to attend the Annual Meeting, you are encouraged to vote by proxy to ensure that your shares will be represented. Most stockholders have a choice of voting by means of the internet, by using a toll-free telephone number or by completing a proxy card and mailing it in the postage-paid envelope provided. Please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you. Please be aware that if you vote over the internet, you may incur costs such as telephone and internet access charges for which you will be responsible. Also note that proxies submitted by telephone or the internet must be received by 11:59 p.m., EDT, on June 9, 2005.

You may revoke this proxy at any time before it is voted by written notice to the Secretary of the Company, by submission of a proxy bearing a later date or by casting a ballot at the Annual Meeting. Properly executed and delivered proxies that are received before the Annual Meeting’s adjournment will be voted in accordance with the directions provided or, if no directions are provided, your shares will be voted by one of the individuals named on your proxy card as recommended by the Board of Directors. If you wish to give a proxy to someone other than those named on the proxy card, you should cross out those names and insert the name(s) of the person(s), not more than three, to whom you wish to give your proxy.

If you want to vote in person at the meeting and you hold shares of Company Common Stock in street name, you must obtain a proxy card from your broker and bring that proxy card to the meeting, together with a copy of a brokerage statement reflecting your stock ownership as of the record date.

Who can vote? Stockholders as of the close of business on April 12, 2005 are entitled to vote. On that day, approximately 38,388,000 shares of Common Stock were outstanding and eligible to vote. Each share is entitled to one vote on each matter presented at the Annual Meeting. A list of stockholders eligible to vote will be available at the offices of Dechert LLP, 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, Pennsylvania 19103 beginning May 31, 2005. Stockholders may examine this list during normal business hours for any purpose relating to the Annual Meeting.

How does the Board recommend I vote? The Board recommends a vote FOR each Board nominee, FOR ratification of the appointment of KPMG LLP as the Company’s independent registered public accountant, FOR approval of the 2005 Omnibus Equity Compensation Plan and FOR approval to issue more than 20% of the Company’s outstanding Common Stock upon conversion of the Company’s senior convertible notes due 2009 and as payment for interest under such notes.

What shares are included in the proxy card? Each proxy card you receive represents all the shares of Common Stock registered to you in that particular account. You may receive more than one proxy card if you hold shares that are either registered differently or in more than one account. Each share of Common Stock that you own entitles you to one vote.

How do I vote by proxy? Most stockholders have three ways to vote by proxy: by telephone, via the internet or by returning the proxy card. To vote by telephone or via the internet, follow the instructions set forth on each proxy card you receive. To vote by mail, sign and date each proxy card you receive, mark the boxes indicating how you wish to vote, and return the proxy card in the postage-paid envelope provided. Do not return the proxy card if you vote via the internet or by telephone.

How are votes counted? The Annual Meeting will be held if a quorum, consisting of a majority of the outstanding shares of Common Stock entitled to vote, is represented. Broker non-votes, votes withheld and abstentions will be counted for purposes of determining whether a quorum has been reached. When nominees, such as banks and brokers, holding shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners by the tenth day before the Annual Meeting, the nominees may vote those shares only on matters deemed routine by Nasdaq. Items 1 and 2 described in this proxy statement are deemed routine matters and Items 3 and 4 described in this proxy statement are deemed non-routine matters. On non-routine matters, nominees cannot vote and there is a so-called “broker non-vote”

on that matter. Because directors are elected by a plurality of the votes cast, abstentions will have no effect on the election of directors. Because Items 2, 3 and 4 require for their approval the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on these Items, any abstentions will have the effect of votes against these Items and any broker non-votes will not have any effect on these Items.

Who will count the vote? The Company’s Transfer Agent and Registrar, Mellon Investor Services LLC, will tally the vote.

Who is soliciting this proxy? Solicitation of proxies is made on behalf of the Board of Directors of the Company. The Company will pay the cost of preparing, assembling and mailing the notice of Annual Meeting, proxy statement and proxy card. The Company has also hired D. F. King & Co., Inc., a proxy solicitation firm, for a fee of $6,500 plus expenses. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company, without additional compensation, in person or by telephone or other electronic means. The Company will reimburse brokerage houses and other nominees for their expenses in forwarding proxy material to beneficial owners of the Company’s Common Stock.

What if I can’t attend the meeting? If you are unable to attend the meeting in person, the Company invites you to listen to the meeting over the internet through the Company’s website at http://www.internetcapital.com/investors/. Please go to the Company’s website approximately fifteen minutes early to register and download any necessary audio software. If you do not attend the meeting in person and you intend to vote, you must vote your shares by proxy, via the internet or by telephone by the applicable deadline.

CORPORATE GOVERNANCE

In accordance with the Delaware General Corporation Law and the Company’s restated certificate of incorporation, as amended, and amended and restated by-laws, the Company’s business, property and affairs are managed under the direction of the Board of Directors. Although the Company’s non-management directors are not involved in the day-to-day operating details, they are kept informed of the Company’s business through written reports and documents provided to them regularly, as well as by operating, financial and other reports presented by the officers of the Company at meetings of the Board of Directors and committees of the Board of Directors.

Independence. The Board has determined that seven of the Company’s nine directors are independent as defined in the applicable Nasdaq rules. The following directors were determined to be independent: David J. Berkman, Thomas A. Decker, David K. Downes, Thomas P. Gerrity, Robert E. Keith, Jr., Warren V. Musser and Philip J. Ringo. Walter W. Buckley, III and Michael D. Zisman were not determined to be independent.

Meetings of the Board of Directors and Stockholders. The Board of Directors held nine meetings in 2004. Each of the incumbent directors other than Dr. Zisman and Mr. Musser attended at least 75% of the Board of Directors meetings. Dr. Zisman’s attendance record was affected by the fact that he recused himself from one Board meeting due to a conflict of interest. Excluding the effect of this one meeting, Dr. Zisman attended 75% of the Board meetings. From time to time during 2004, the Board met in executive session without members of management present. In 2004, the Company established a policy that the Board will meet in executive session without members of management present at each regularly scheduled Board meeting. At the time of the 2004 annual meeting of stockholders the Company had eight directors, three of whom attended such meeting. In December 2004, the Company adopted a policy that each director is expected to attend the Company’s annual stockholder meeting.

Corporate Governance Matters. In December 2004, the Board elected Mr. Ringo to serve as the Company’s lead independent director. The lead independent director ensures that the independent directors are presented with the opportunity to hold an executive session of independent directors at each regularly scheduled Board meeting, acts as a liaison between the Chairman and the independent directors, consults with management regarding scheduling Board meetings and reviewing Board agendas and presides at

Board meetings when the Chairman is not present (including executive sessions of the independent directors). Directors must volunteer to resign from the Board when they retire or change the principal position they held when they were initially elected to the Board and upon reaching age seventy-two; provided, however, that the age limitation does not apply to individuals serving as directors as of December 10, 2004. Directors are encouraged to limit the number of boards on which they serve. No director may serve as a director on more than six boards of public, for-profit companies without the prior approval of the Company’s Board and no director may join the board of any public, for-profit company without first notifying the Company’s Board.

Communications with the Board of Directors. If you would like to communicate with the Company’s directors, please send a letter to the following address: Internet Capital Group, Inc., Attention: Board of Directors c/o General Counsel, 690 Lee Road, Suite 310, Wayne, PA 19087. The Company’s General Counsel will review each such communication and forward a copy to each member of the Board of Directors.

Code of Conduct. The Board is committed to ethical business practices. The Company adopted a corporate code of conduct in 2000 and amended and restated this code in 2004. This code of conduct applies to all of the Company’s employees and directors and includes the code of ethics for the Company’s principal executive officer, principal financial officer, principal accounting officer or controller within the meaning of the Securities and Exchange Commission (“SEC”) regulations adopted under the Sarbanes-Oxley Act of 2002. The Company’s corporate code of conduct is posted on the Company’s website at www.internetcapital.com/investors/stock/governance. Please note that none of the information on the Company’s website is incorporated by reference in this proxy statement.

Committees of the Board of Directors. The Board of Directors currently has three standing committees.

Audit Committee — The Audit Committee monitors the Company’s compliance with appropriate legal and regulatory standards and requirements. The Audit Committee annually selects the Company’s independent registered public accountant, reviews the performance of the independent registered public accountant and the terms of its engagement and exercises oversight of its activities. It serves as an independent and objective party to monitor the Company’s financial reporting process and internal control systems, along with reviewing and appraising the audit efforts of the Company’s independent registered public accountant. It also provides an open avenue of communication among the independent registered public accountant, financial and senior management and the Board. A detailed list of the Audit Committee’s functions is included in its charter, which was recently amended and restated and is attached to this proxy statement as Appendix A.

The current members of the Audit Committee are Messrs. Decker, Downes and Ringo. The Audit Committee consists entirely of directors who the Board has determined in its business judgment are independent as defined in the applicable Nasdaq rules and the rules under the Securities and Exchange Act of 1934 as in effect on the date this proxy statement is first being mailed to stockholders (the “Exchange Act”). In addition, the Board has determined that Mr. Downes is an audit committee financial expert as defined by the rules under the Exchange Act. The Audit Committee held eight meetings during 2004. Each of the incumbent directors attended at least 75% of the Audit Committee meetings held while such director served on the Audit Committee except for Dr. Zisman, who resigned from the Audit Committee on July 9, 2004, and Mr. Decker, who joined the Audit Committee on October 8, 2004.

Compensation Committee — The Compensation Committee reviews and approves the Company’s compensation philosophy and oversees the compensation and benefit programs that cover the Company’s employees. The Compensation Committee reviews and approves, or recommends that the Board approve, the total compensation package for each executive officer, including the grant of stock options and other equity incentives under the Company’s equity compensation plans. The Compensation Committee also evaluates the performance of the Company’s Chief Executive Officer against pre-established criteria and it reviews with the Chief Executive Officer the performance of each executive officer that reports to the Chief Executive Officer.

The current members of the Compensation Committee are Messrs. Berkman, Gerrity and Ringo. The Compensation Committee consists entirely of directors who the Board has determined in its business judgment are independent as defined in the applicable Nasdaq rules. The Compensation Committee held six meetings during 2004. Each of the incumbent directors attended at least 75% of the Compensation Committee meetings held while such director served on the Compensation Committee except for Mr. Keith, who resigned from the Compensation Committee on April 2, 2004.

Nominating and Governance Committee — The primary function of the Nominating and Governance Committee is to focus on issues surrounding the composition and operation of the Board. The Nominating and Governance Committee identifies and recommends candidates to serve on the Board and takes steps to ensure that the structure and practices of the Board provide for sound corporate governance. The Nominating and Governance Committee operates pursuant to a charter that was adopted by the Board in February 2004. A copy of this charter is available on the Company’s website at www.internetcapital.com /investors/stock/governance. The Nominating and Governance Committee identifies individuals, including those recommended by stockholders, believed to be qualified as candidates for Board membership. In identifying candidates, the Nominating and Governance Committee takes into account all factors it considers appropriate, which include ensuring that a majority of directors satisfy the independence requirements of Nasdaq, the SEC or other appropriate governing body and that the Board as a whole is comprised of directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. The Nominating and Governance Committee has identified the following attributes that it believes would be ideal for new Board members to possess: experience in running and growing a successful business or large division, board experience, knowledge of the technology industry, an entrepreneurial nature, time and energy to commit to being an active Board member, leadership skills, business acumen and strength of character.

The Nominating and Governance Committee considers stockholder nominees for director in the same manner as nominees for director from other sources. Stockholder suggestions for nominees for director should be submitted to the Company’s Corporate Secretary no later than the date by which stockholder proposals for action must be submitted and should include the following information: (a) the recommending stockholder’s name, address, telephone number and the number of shares of the Company’s stock held by such individual or entity and (b) the recommended candidate’s biographical data, statement of qualification and written consent to nomination and to serving as a director, if elected. The Nominating and Governance Committee has the authority to retain search firms to assist it in identifying candidates to serve as directors.

The current members of the Nominating and Governance Committee are Messrs. Berkman, Decker, Gerrity and Ringo. The Nominating and Governance Committee consists entirely of directors who the Board has determined in its business judgment are independent as defined in the applicable Nasdaq rules. The Nominating and Governance Committee held two meetings during 2004. Each of the incumbent directors attended 100% of the Nominating and Governance Committee meetings held while such director served on the Nominating and Governance Committee.

Director Compensation. Directors who are part of management of the Company do not receive compensation for their services as directors. All non-management directors receive base cash compensation in the amount of $30,000 per year, paid in quarterly installments of $7,500. During 2004, non-management directors received $1,000 for each Board or committee meeting held at the Company’s offices or at an offsite venue that they attended and $500 per telephonic Board or committee meeting that they attended, regardless of whether the meeting is held in person or telephonically. Beginning in January 2005, non-management directors receive $1,000 for each Board or committee meeting that they attend. During 2004, non-management directors who served as committee chairs received $6,000 annually in respect of each committee that they chaired. Effective January 2005, this amount was increased to $10,000.

Non-management directors are awarded an initial stock option grant of 15,000 shares that vest over four years. Prior to 2005, non-management directors were annually awarded a stock option grant of 5,000 shares that vest on the one-year anniversary of the grant date. Beginning in 2005, non-management directors will annually be awarded 2,500 deferred stock units for their service on the Board in lieu of the 5,000 options described above. Prior to 2005, non-management directors who served as committee chairs of standing committees were annually awarded a stock option grant of 600 shares for each committee that they chaired, with such options vesting on the one-year anniversary of the grant date, subject to continuous service as chairman. Beginning in 2005, non-management directors who serve as committee chairs of standing committees are annually awarded 750 deferred stock units in lieu of the 600 stock options described above. Prior to 2005, non-management directors who served on standing committees in a capacity other than chair were annually awarded a stock option grant of 300 shares in respect of each committee that they served on in such capacity, with such options vesting on the one-year anniversary of the grant date, subject to continuous service on such committee. Beginning in 2005, non-management directors who serve on standing committees in a capacity other than chairman are annually awarded 250 deferred stock units in lieu of the 300 stock options described above. The term of all director options is eight years and such options have an exercise price equal to the market value of the Common Stock on the date of grant. Annual grants of deferred stock units in respect of Board and committee service will vest on the anniversary of the date of grant.

Annual option grants to non-management directors with respect to 2004 Board service were made on February 12, 2004 with an exercise price of $8.60 per share, in accordance with the policy described above. Annual option grants to non-management directors with respect to 2004 committee service were made on April 2, 2004 with an exercise price of $7.60 per share, in accordance with the policy described above. On October 8, 2004, the Compensation Committee granted 15,600 stock options with an exercise price of $6.55 per share to Mr. Decker, as a new non-management director and in respect of committee service. On February 25, 2005, the Board approved granting a one-time award of 7,500 deferred stock units to non-management directors; however, neither this award nor the annual equity grants in respect of 2005 Board and committee service described above have been made due to insufficient shares being available for grant under an equity compensation plan approved by stockholders. Upon approval of the 2005 Omnibus Equity Compensation Plan, the Company intends to make such grants.

Each non-management director is also eligible to participate in the Deferred Stock Unit Program administered by the Compensation Committee. Pursuant to this program a non-management director may receive, in exchange for deferring receipt of all or a portion of his cash fees, a stock award, the receipt of which is deferred until the non-management director terminates service. The stock award will provide each participating non-management director with the deferred right to receive a number of shares of Common Stock of the Company that is equal to his deferred fees divided by 75% of the fair market value of a share of the Company’s Common Stock as of the date on which his fees otherwise would have been paid.

On February 25, 2005, the Board of Directors of the Company, upon the recommendation of the Company’s Compensation Committee, established an equity ownership guideline for the Company’s non-management directors. Pursuant to this guideline, within four years, non-management directors are expected to acquire equity in the Company valued at four times the amount of the annual base cash compensation.

SUBMISSION OF STOCKHOLDER PROPOSALS AND

DIRECTOR NOMINATIONS

Under the rules of the SEC, stockholders wishing to have a proposal included in the Company’s proxy statement for the 2006 Annual Meeting of Stockholders must submit the proposal so that the Secretary of the Company receives it no later than December 29, 2005. The SEC rules set forth standards as to what stockholder proposals are required to be included in a proxy statement. Under the Company’s by-laws, certain procedures must be followed for a stockholder to nominate persons as directors or to introduce a proposal at an annual meeting. A stockholder wishing to make a nomination for election to the Board of Directors or to have a proposal presented at an annual meeting must submit written notice of such nomination or proposal so that the Secretary of the Company receives it not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided; however, that in the event that the date of the meeting is advanced by more than 20 days from such anniversary date or delayed by more than 70 days from such anniversary date, notice by the stockholder must be received no later than the close of business on the 10th day following the date on which public announcement of the date of such meeting was made. The Company’s by-laws set forth certain informational requirements for stockholders’ nominations of directors and proposals.

ELECTION OF DIRECTORS

ITEM 1 ON PROXY CARD

The Company’s by-laws provide that the Company’s business shall be managed by a Board of Directors of not less than five and not more than nine directors, with the number of directors to be fixed by the Board of Directors from time to time. The Company’s by-laws also divide the Company’s Board of Directors into three classes: Class I, Class II and Class III, each class being as nearly equal in number as possible. The directors in each class serve terms of three years and until their respective successors have been elected and have qualified. There are currently three Class I directors, three Class II directors and three Class III directors.

The term of office of one class of directors expires each year in rotation so that one class is elected at each annual meeting of stockholders for a three-year term. The term of the Class III directors, Walter W. Buckley, III, Philip J. Ringo and Michael D. Zisman, will expire at the Annual Meeting. The other six directors will remain in office for the remainder of their respective terms, as indicated below.

The Nominating and Governance Committee identifies and recommends candidates to serve on the Board. Director candidates are nominated by the Board of Directors. Stockholders are also entitled to nominate director candidates for the Board of Directors in accordance with the procedures set forth in the Company’s by-laws.

At the Annual Meeting, three Class III directors are to be elected. All of the director nominees are currently directors of the Company. All nominees have consented to being named as nominees for directors of the Company and have agreed to serve if elected. The directors will be elected to serve for three-year terms and until their successors have been elected and have qualified. If some or all of the nominees should become unavailable to serve at the time of the Annual Meeting, the shares represented by proxy will be voted for any remaining nominee(s) and any substitute nominee(s) designated by the Board of Directors. Director elections are determined by a plurality of the votes cast.

Set forth below is information regarding each nominee for Class III director and each Class I and Class II director, each of whose term will continue after the Annual Meeting.

Nominees For Class III Directors

Walter W. Buckley, III. Mr. Buckley is a co-founder and has been a director of the Company since March 1996. He is currently the Chairman of the Board, Chief Executive Officer and President of the Company. Mr. Buckley has

served as Chairman since December 2001, as Chief Executive Officer since March 1996, and as President from March 1996 to December 2001 and reassumed the title of President in December 2002. Prior to co-founding the Company, Mr. Buckley worked for Safeguard Scientifics, Inc., beginning in 1987 as a financial analyst and as Vice President of Acquisitions from 1991 to February 1996. Mr. Buckley directed many of Safeguard Scientifics’ investments and was responsible for developing and executing Safeguard Scientifics’ multimedia and internet investment strategies. Mr. Buckley serves as a director of the following privately held Company partner companies: CommerceQuest, Inc., ICG Commerce Holdings, Inc. and Marketron International, Inc. and as director of Verticalnet, Inc., a publicly held Company partner company. Age: 45

Philip J. Ringo. Mr. Ringo has served as a director of the Company since January 2003. Mr. Ringo is currently the Chairman and Chief Executive Officer of RubberNetwork.com LLC, the first and largest tire and rubber industry strategic sourcing consortium. From 1999 to 2001, Mr. Ringo was the President, Chief Operating Officer and a director of ChemConnect, a leading internet marketplace serving the global chemicals and plastics industry. Mr. Ringo serves as a director of Australian Railroad Group Pty. Ltd., one of Australia’s largest private rail operators, Genesee & Wyoming Inc., a world-class provider of rail freight transportation and its supporting services, and Trimac Equipment Leasing, Inc., North America’s premier provider of services in highway transportation of bulk commodities. Age: 63

Michael D. Zisman. Dr. Zisman has served as a director of the Company since June 2001 and has provided consulting services to the Company since September 2004. From January 2003 to July 2004, Dr. Zisman was a Vice President in the Corporate Strategy Group of IBM Corporation. During 2001 and 2002, Dr. Zisman worked in the IBM Storage Systems Group. In 2002, he was General Manager of Storage Software, a new “start-up” within IBM. From 1997 through 2000, he led IBM’s entry into the knowledge management market and distributed learning market. In 1995 and 1996, Dr. Zisman was CEO of Lotus Development Corporation. Prior to becoming CEO of Lotus, he was Senior Vice President of the Lotus Communications Products Group. Dr. Zisman has served on the IBM Worldwide Management Council and the IBM Corporate Technology Council. Dr. Zisman joined Lotus in 1994 after the acquisition by Lotus of Soft-Switch, Inc., a software firm that he founded in 1979 and headed until its acquisition by Lotus. Soft-Switch was the leading supplier of software and systems products to interconnect the wide range of electronic mail systems that were popular in the 1980s. Prior to founding Soft-Switch, he was a member of the faculty at the Sloan School of Management at MIT. He serves as a director of 4R Systems, Inc., as well as the following privately held Company partner companies: ICG Commerce Holdings, Inc. and CommerceQuest, Inc. Civically, Dr. Zisman serves as a trustee of the University of Pennsylvania and Lehigh University and as a director of the Board of Overseers for the University of Pennsylvania School of Engineering and Applied Science and the Philadelphia Orchestra. Age: 56

The Board of Directors recommends a vote FOR all of the listed nominees.

Incumbent Class I Directors – to Continue in Office for Terms Expiring in 2006

David J. Berkman. Mr. Berkman has served as a director of the Company since January 2001. Since January 2000 he has been the Managing Partner of Liberty Associated Partners, LLC, a private equity firm primarily engaged in the telecommunications, technology and internet market segments. Formerly, Mr. Berkman was the Executive Vice President and a director of the Associated Group, Inc., a publicly traded firm sold to AT&T and Liberty Media Corp. Mr. Berkman serves as a director of Entercom, Inc., the fourth largest US Radio Broadcaster, Cibernet, Inc., a service provider to the wireless industry, Current Communications Group, LLC, a company that develops power line technologies and XOS Technologies, Inc., a company that provides sports coaching products and devices. Civically, he serves on the Board of Trustees of the Kimmel Center for the Performing Arts, the Board of Overseers for the University of Pennsylvania School of Engineering and Applied Science and The Franklin Institute. Age: 43

Warren V. Musser. Mr. Musser has served as a director of the Company since March 2000. Mr. Musser is the Managing Director of The Musser Group, a financial consulting company, and Chairman Emeritus at Safeguard Scientifics, Inc. He previously served as Chairman and Chief Executive Officer of Safeguard Scientifics, Inc. from 1953 until April 2001. Mr. Musser is Chairman of Intrepid Capital Partners LLC and Chairman and Co-CEO of Epitome Systems. He also serves as a director and Vice Chairman of NutriSystem, Inc. and Chairman of the Board of Telkonet, Inc. Mr. Musser serves on a variety of civic, educational and charitable boards of directors, and serves as Co-Chairman of The Eastern Technology Council and Chairman of Economics PA. Age: 78

David K. Downes. Mr. Downes has served as a director of the Company since October 2003. Since early 2004, Mr. Downes has served as Independent Chairman of the Board of Trustees of the Quaker Investment Trust, the President and CEO and a director of CRAFund Advisors, Inc. and the President of The Community Reinvestment Act Qualified Investment Fund. From 1995 until October of 2003, Mr. Downes served as Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies and Delaware Investments, the investment management subsidiary of the Lincoln Financial Group. He also served as the Chairman and Chief Executive Officer of Delaware Investments’ retirement business from 1997 to 2003, President and Chief Executive Officer of Delaware Service Company from 1993 to 2003, and President and Chief Executive Officer of Delaware Investments Family of Funds from 1997 to 2003. In addition, he served as President and a member of the board of Lincoln National Convertible Securities Fund, Inc. and the Lincoln National Income Funds, Inc. from 2000 to 2003. Prior to joining Delaware Investments, Mr. Downes was Vice Chairman, Chief Financial Officer and a member of the board of directors of Equitable Capital Management Corporation, an investment subsidiary of the Equitable Assurance Society. Among his earlier achievements, Mr. Downes was the Chief Financial Officer of Merrill Lynch Pierce Fenner and Smith, Inc. and corporate controller of Merrill Lynch & Company, Inc. Age: 65

Incumbent Class II Directors – to Continue in Office for Terms Expiring in 2007

Thomas A. Decker. Mr. Decker has served as a director of the Company since October 2004. Mr. Decker is currently the Chairman of the Pennsylvania Gaming Control Board. From May 2000 through December 2004, he served as Managing Partner of Cozen O’Connor, a law firm based in Philadelphia. He previously served as Executive Vice President and General Counsel of Asbury Automotive Group, as Senior Vice President and General Counsel for Unisource Worldwide, Inc., and as Executive Vice President, Chief Operating Officer and General Counsel for Saint-Gobain Corporation. He is a Commissioner of the Delaware River Port Authority and PATCO. He currently serves as a member of the Board of Directors of the Institute for Law and Economics of the University of Pennsylvania Law School, the GESU School, and the YMCA of Philadelphia and Vicinity, and is a member of the Board of Business Advisors for the University of Virginia Law School. Age: 59

Dr. Thomas P. Gerrity. Dr. Gerrity has served as a director since December 1998. Dr. Gerrity served as the Dean of The Wharton School of the University of Pennsylvania from July 1990 to June 1999. He is currently Professor of Management at The Wharton School. Dr. Gerrity also serves as a director of CVS Corporation, Fannie Mae, Hercules, Inc., Knight-Ridder, Inc. and Sunoco, Inc. Age: 63

Robert E. Keith, Jr. Mr. Keith has served as a director of the Company since its inception in March 1996 and was Chairman of the Board of Directors from inception until December 2001. Mr. Keith is also a Managing Director of TL Ventures, a $1.4 billion group of venture capital funds focused on technology services, software communications and life sciences. In addition to his work with individual companies, Mr. Keith is Chief Executive Officer of Technology Leaders Management Inc., which is responsible for the management of the funds. He is also a senior advisor to, and co-founder of, EnerTech Capital, a $290 million specialty firm focused on early to expansion-stage venture investments in principally U.S.-based software, technology and services businesses that serve the energy and communications industries. Prior to his affiliation with TL Ventures in 1989, Mr. Keith held executive positions with Fidelity Bank in Philadelphia for over 20 years, most recently as Vice Chairman. At Fidelity, he headed the Corporate Banking Department, which included specialized and commercial lending groups and several non-banking subsidiaries. Mr. Keith serves on the Boards of Directors of a number of the privately held TL portfolio companies. In addition, he is Chairman of Safeguard Scientifics, Inc. and Vice Chairman and a member of the Board and Executive Committee of Ben Franklin Technology Partners. Age: 63

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

ITEM 2 ON PROXY CARD

The Audit Committee has selected KPMG LLP, as the independent registered public accountant to examine the Company’s financial statements and internal controls over financial reporting for 2005. Although action by the stockholders on this matter is not required, the Audit Committee and the Board of Directors believe it is appropriate to seek stockholder ratification of this selection in light of the role played by the independent registered public accountant in reporting on the Company’s financial statements and related internal controls. Ratification requires the affirmative vote of a majority of eligible shares present at the Annual Meeting, in person or by proxy, and voting thereon. If this appointment is not ratified by the stockholders, the Audit Committee may reconsider its selection.

One or more representatives of KPMG LLP are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit and Other Fees

During 2003 and 2004 the Company paid the following amounts to KPMG LLP:

	2004	2003
Audit Fees (1)	$1,504,159	$845,197
Audit Related Fees (2)	—	$46,000
Tax Compliance Fees	$184,925	$245,214
Tax Consulting Fees (3)	—	$33,100
All Other Fees	$534	$9,340

(1)	These fees include amounts billed by KPMG LLP for similar services to the Company’s majority-owned subsidiaries. For the year ended December 31, 2004, these fees also include amounts for the audits of (i) the effectiveness of internal control over financial reporting and (ii) management’s assessment of the effectiveness of internal control over financial reporting.

(2)	Fees were for services related primarily to consulting on financial accounting/reporting matters and an audit of the Company’s 401(k) plan.

(3)	Fees were for tax consulting services rendered to the Company and its majority-owned subsidiaries.

The Audit Committee believes that KPMG LLP’s provision of non-audit services is compatible with maintaining such firm’s independence.

Pre-approval of services

The Audit Committee’s policy is to pre-approve the engagement of accountants to render all audit and tax-related services for the Company, as well as any changes to the terms of the engagement. The Audit Committee will also pre-approve all non-audit related services proposed to be provided by the Company’s independent registered public accountant. The Audit Committee reviews the terms of the engagement, a description of the engagement, and a budget for the engagement. The request for services must be specific as to the particular services to be provided. Requests are aggregated and submitted to the Audit Committee in one of the following ways: requesting approval of services at a meeting of the Audit Committee, through a written consent or by a designated member of the Audit Committee. The Audit Committee has pre-approved 100% of the total 2004 fees.

The Board of Directors recommends a vote FOR ratification of the appointment of KPMG LLP as the Company’s independent registered public accountant.

APPROVAL OF THE

2005 OMNIBUS EQUITY COMPENSATION PLAN

ITEM 3 ON PROXY CARD

On April 11, 2005, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, the Internet Capital Group, Inc. 2005 Omnibus Equity Compensation Plan (the “2005 Equity Plan”). The Board of Directors has directed that the proposal to approve the 2005 Equity Plan be submitted to the Company’s stockholders for their approval at the Annual Meeting. Also, stockholder approval is being sought (i) so that the compensation attributable to grants under the 2005 Equity Plan may qualify for an exemption from the $1,000,000 deduction limit under Section 162(m) of the Internal Revenue Code (the “Code”) (see discussion of Section 162(m) under “Federal Income Tax Consequences” below), (ii) in order for incentive stock options to meet the requirements of the Code and (iii) in order to meet the Nasdaq listing requirements. The proposal to approve the 2005 Equity Plan requires for its approval the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal.

The Board of Directors believes that the approval of the 2005 Equity Plan by the stockholders will further the Company’s compensation structure and strategy. The Company’s ability to attract, retain and motivate top quality management, employees, non-management directors and consultants is material to the Company’s success, and the Board of Directors has concluded that this would be enhanced by the Company’s ability to make grants under the 2005 Equity Plan. In addition, the Board of Directors believes that the interests of the Company and its stockholders will be advanced if the Company can offer its employees, non-management directors and consultants the opportunity to acquire an ownership interest in or increase their ownership interest in the Company. The Company currently maintains the Internet Capital Group, Inc. 1999 Equity Compensation Plan (the “1999 Plan”), which had 19,101 shares of Common Stock remaining available for issuance as of December 31, 2004. Company Common Stock may also be issued under the LGO Corporation 2001 Equity Compensation Plan (the “LGO Plan”), which was assumed by the Company in connection with its acquisition of LGO Corporation (formerly known as Logistics.com, Inc.) in 2001. The LGO Plan was not approved by the Company’s stockholders (see discussion of “Other Forms of Compensation” under “Executive Compensation” below), and had 17,333 shares of Common Stock remaining for issuance as of December 31, 2004. The 1999 Plan and the LGO Plan will continue in accordance with their terms. No additional shares of Common Stock may be issued under the Company’s Membership Profit Interest Plan.

The material terms of the 2005 Equity Plan are summarized below. A copy of the full text of the 2005 Equity Plan is attached to this proxy as Appendix B. This summary of the 2005 Equity Plan is not intended to be a complete description of the 2005 Equity Plan and is qualified in its entirety by the actual text of the 2005 Equity Plan to which reference is made.

Material Features of the 2005 Equity Plan

General. The 2005 Equity Plan provides that grants may be in any of the following forms: (i) incentive stock options, (ii) nonqualified stock options (incentive stock options and nonqualified stock options collectively are referred to as “options”), (iii) stock appreciation rights (“SARs”), (iv) stock units, (v) performance shares, (vi) stock awards, (vii) dividend equivalents and (viii) other stock-based awards.

The 2005 Equity Plan authorizes up to 5,000,000 shares of Common Stock for issuance, subject to adjustment in certain circumstances as described below. If and to the extent options and SARs granted under the 2005 Equity Plan terminate, expire or are cancelled, forfeited, exchanged or surrendered without being exercised or if any stock awards, stock units, performance shares, dividend equivalents or other stock-based awards are forfeited or terminated, or otherwise not paid in full, the shares subject to such grants will become available for grant again for purposes of the 2005 Equity Plan. In addition, the 2005 Equity Plan provides that if any shares of Common Stock are surrendered to pay the exercise price of an option or withheld for purposes of satisfying the Company’s minimum tax withholding obligations with respect to a grant, such shares will also again become available for grant under the 2005 Equity Plan. If any grants under the 2005 Equity Plan are paid in cash, and not in shares of Common Stock, any shares subject to such grant will also again become available for grant under the 2005 Equity Plan.

The 2005 Equity Plan provides that the maximum aggregate number of shares of Common Stock that may be made with respect to grants, other than dividend equivalents, to any individual during any calendar year is 1,000,000 shares, subject to adjustment as described below. Grantees may not accrue dividend equivalents during any calendar year under the 2005 Equity Plan in excess of $1,000,000.

If approved by the stockholders at the Annual Meeting, the 2005 Equity Plan will become effective on June 11, 2005.

Administration. The 2005 Equity Plan is administered and interpreted by the Compensation Committee. The Compensation Committee has the authority to (i) determine the individuals to whom grants will be made under the 2005 Equity Plan, (ii) determine the type, size and terms of the grants, (iii) determine the time when grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, subject to the limitations described below, (v) adopt guidelines separate from the 2005 Equity Plan that set forth the specific terms and conditions for grants under the 2005 Equity Plan and (vi) deal with any other matters arising under the 2005 Equity Plan. The determinations of the Compensation Committee are made in its sole discretion and are final, binding and conclusive. The Compensation Committee presently consists of Messrs. Berkman, Gerrity and Ringo, each of whom is a non-management director of the Company and whom the Board has determined are independent as defined in the applicable Nasdaq rules. The Board of Directors may ratify or approve any grants under the 2005 Equity Plan and has the authority to administer the 2005 Equity Plan.

Eligibility for Participation. All of the employees (including officers and members of the Board of Directors) of the Company and its subsidiaries in which it has greater than 50% economic or voting interest (“Subsidiaries”) are eligible for grants under the 2005 Equity Plan, as well as employees who have accepted employment with the Company or a Subsidiary. Non-management directors of the Company or any Subsidiary are also eligible to receive grants under the 2005 Equity Plan. All consultants of the Company and its Subsidiaries are also eligible to receive grants under the 2005 Equity Plan. As of April 5, 2005, approximately 800 employees, 30 non-management directors and 2 consultants will be eligible to receive grants under the 2005 Equity Plan.

Types of Awards.

Stock Options

The Compensation Committee may grant options intended to qualify as incentive stock options within the meaning of Section 422 of the Code (“ISOs”) or so-called “nonqualified stock options” that are not intended to so qualify (“NQSOs”) or any combination of ISOs and NQSOs. Anyone eligible to participate in the 2005 Equity Plan may receive a grant of NQSOs. Only employees of the Company and certain of its Subsidiaries may receive a grant of ISOs.

The Compensation Committee fixes the exercise price per share for options on the date of grant. The exercise price of any NQSO granted under the 2005 Equity Plan may be equal to, less than or greater than the fair market value of the underlying shares of Common Stock on the date of grant. The exercise price of any ISO granted under the 2005 Equity Plan will not be less than the fair market value of the underlying shares of Common Stock on the date of grant. However, if the grantee of an ISO is a person who holds more than ten percent of the total combined voting power of all classes of outstanding stock of the Company, the exercise price per share of an ISO granted to such person must be at least 110% of the fair market value of a share of Common Stock on the date of grant. To the extent that the aggregate fair market value of shares of Common Stock, determined on the date of grant, with respect to which ISOs become exercisable for the first time by a grantee during any calendar year exceeds $100,000, such ISOs will be treated as NQSOs.

The Compensation Committee determines the term of each option; provided, however, that the term may not exceed ten years from the date of grant and, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of outstanding stock of the Company, the term for such person may not exceed five years from the date of grant. The vesting period for options commences on the date of grant and ends on such date as is determined by the Compensation Committee, in its sole discretion, which is specified in the grant instrument. Options may be exercised while the grantee is employed by or providing service to the Company or within a specified period of time after termination of such employment or service. A grantee may exercise an option by delivering notice of exercise to the Company or its designated agent. The grantee will pay the exercise price and any withholding taxes for the option: (i) in cash or by check, (ii) with the approval of the Compensation Committee, by delivering shares of Common Stock already owned by the grantee and having a fair market value on the date of exercise equal to the exercise price or through attestation to ownership of such shares, (iii) in cash, on the T+3 settlement date that occurs after the exercise date specified in the notice of exercise or (iv) by such other method as the Compensation Committee may approve, to the extent permitted by applicable law.

SARs

The Compensation Committee may grant SARs to anyone eligible to participate in the 2005 Equity Plan. Upon exercise of a SAR, the grantee will receive an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the base amount set forth in the grant instrument. Such payment to the grantee will be in cash, in shares of Common Stock, or in a combination of cash and shares of Common Stock, as determined by the Compensation Committee. The Compensation Committee will determine the period when SARs vest and become exercisable, the base amount for SARs, and whether SARs will be granted in connection with, or independently of, any options. SARs may be exercised while the grantee is employed by or providing service to the Company or within a specified period of time after termination of such employment or service.

Stock Units

The Compensation Committee may grant stock units to anyone eligible to participate in the 2005 Equity Plan. Each stock unit provides the grantee with the right to receive a share of Common Stock or an amount based on the value of a share of Common Stock at a future date. The Compensation Committee determines the number of stock units that will be granted, whether stock units will become payable if specified performance goals or other conditions are met, and the other terms and conditions applicable to the stock units. Stock units may be paid at the end of a specified period or deferred to a date authorized by the Compensation Committee. If a stock unit becomes distributable it will be paid to the grantee in cash, in shares of Common Stock, or in a combination of cash and shares of Common Stock, as determined by the Compensation Committee.

Performance Shares

The Compensation Committee may grant performance shares to anyone eligible to participate in the 2005 Equity Plan. Each performance share provides the grantee with the right to receive a share of Common Stock or an amount based on the value of a share Common Stock, if specified performance goals are met. The Compensation Committee determines the number of performance shares that will be granted, the performance goals, the target amount that will be paid, and the other terms and conditions applicable to the performance shares. Payments with respect to performance shares will be made in cash, in shares of Common Stock, or in a combination of cash and shares of Common Stock, as determined by the Compensation Committee.

Stock Awards

The Compensation Committee may grant stock awards to anyone eligible to participate in the 2005 Equity Plan. The Compensation Committee may require that grantees pay consideration for the stock awards and may impose restrictions on the stock awards. If restrictions are imposed on stock awards, the Compensation Committee will determine whether they will lapse over a period of time or according to such other criteria as the Compensation Committee determines appropriate. The Compensation Committee determines the number of shares of Common Stock subject to the grant of stock awards and the other terms and conditions of the grant. Unless the Compensation Committee determines otherwise, grantees will have the right to vote shares of Common Stock and to receive dividends or other distributions paid on such shares during the restriction period. The Compensation Committee may determine that a grantee’s entitlement to dividends or other distributions with respect to stock awards will be subject to the achievement of performance goals or other conditions.

Dividend Equivalents

The Compensation Committee may grant dividend equivalents to anyone eligible to participate in the 2005 Equity Plan. Dividend equivalents may be granted in connection with any grants under the 2005 Equity Plan and are payable in cash or shares of Common Stock or other property and may be paid currently or accrued as contingent obligations. The terms and conditions of dividend equivalents are determined by the Compensation Committee.

Other Stock-Based Awards

The Compensation Committee may grant other types of stock-based awards that would not otherwise constitute options, SARs, stock units, performance shares, stock awards and dividend equivalents. The Compensation

Committee may grant other stock-based awards to anyone eligible to participate in the 2005 Equity Plan. These grants will be cash-based or based on or measured by shares of Common Stock, and will be payable in cash, in shares of Common Stock, or in a combination of cash and shares of Common Stock. The terms and conditions for these grants will be determined by the Compensation Committee.

Qualified-Performance Compensation. The 2005 Equity Plan permits the Compensation Committee to impose and specify objective performance goals that must be met with respect to grants of stock units, performance shares, stock awards, dividend equivalents and other stock-based awards to employees. The Compensation Committee will determine the performance periods for the performance goals. Forfeiture of all or part of any such grant will occur if the performance goals are not met, as determined by the Compensation Committee. Prior to, or soon after the beginning of, the performance period, the Compensation Committee will establish in writing the performance goals that must be met, the applicable performance periods, the amounts to be paid if the performance goals are met, and any other conditions.

The performance goals, to the extent designed to meet the requirements of Section 162(m) of the Code, will be based on one or more of the following measures: Common Stock price, earnings per share of Common Stock, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, share volume, sales, market share, change in net asset value, EBIT, EBITDA, cash flow, backlog or deferred revenue, strategic business criteria, meeting specified revenue targets, market penetration, geographic business expansion, cost targets or goals relating to acquisitions or divestitures. The foregoing measures may be based on the employee’s business unit or the performance of the Company or one or more Company partner companies or a combination of the foregoing.

Deferrals. The Compensation Committee may permit or require grantees to defer receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to the grantee in connection with a grant under the 2005 Equity Plan. The Compensation Committee will establish the rules and procedures applicable to any such deferrals.

Adjustment Provisions. If there is any change in the number or kind of shares of Common Stock by reason of a stock dividend, spin off, recapitalization, stock split, or combination or exchange of shares, by reason of a merger, reorganization or consolidation, by reason of a recapitalization or change in par value or by reason of any other extraordinary or unusual event affecting the outstanding shares of Common Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Common Stock is substantially reduced as a result of a spin-off or the Company’s payment of an extraordinary dividend or distribution, the number of shares of Common Stock available for grants, the limit on the number of shares of Common Stock for which any individual may receive pursuant to grants in any year, the number of shares covered by outstanding grants, the kind of shares to be issued or transferred under the 2005 Equity Plan, and the price per share or the applicable market value of such grants will be appropriately adjusted to reflect any increase or decrease in the number or kind of issued shares of Common Stock in order to preclude, to the extent practicable, the enlargement or dilution of the rights and benefits under such grants.

Change of Control. If a change of control occurs where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Compensation Committee determines otherwise, all outstanding options and SARs that are not exercised will be assumed by, or replaced with comparable options and rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other grants that remain outstanding will be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).

In the event of a change of control, the Compensation Committee may take any of the following actions with respect to outstanding grants: (i) provide that, all or any portion of, options and SARs will automatically accelerate and become fully exercisable, (ii) provide that, all or any portion of, the restrictions and conditions on all stock awards will immediately lapse, (iii) provide that grantees holding performance shares will receive payment, in whole or in part, in settlement of such performance shares based on the grantee’s target payment for the performance period and portion of the performance period that precedes the change of control, (iv) determine that stock units will become payable, in whole or in part, in cash or shares of Common Stock in an amount not less than their target amount, (v) provide that dividend equivalents and other stock-based awards will become fully payable, in whole or in part, in cash or shares of Common Stock, (vi) require that grantees surrender their options and SARs in exchange for payment by the Company, in cash or shares of Common Stock as determined by the Compensation Committee, in an amount equal to the amount by which the then fair market value subject to the grantee’s unexercised options and SARs exceeds the exercise price of the option or the base amount of the SAR, as applicable, (vii) after giving grantees the opportunity to exercise their options and SARs, the Compensation Committee may terminate any or all unexercised options and SARs at such time as the Compensation Committee determines appropriate or (viii) with respect to grantees holding stock units, performance shares, dividend equivalents or other stock-based awards, the Compensation Committee may determine that such grantees will receive payment in settlement of such awards in such amount and form as may be determined by the Compensation Committee.

Foreign Grantees. If any individual who receives a grant under the 2005 Equity Plan is subject to taxation in countries other than the United States, the 2005 Equity Plan provides that the Compensation Committee may make grants to such individuals on such terms and conditions as the Compensation Committee determines appropriate to comply with the laws of the applicable countries.

Repricing of Options. The 2005 Equity Plan includes a restriction providing that, without the prior approval of the Company’s stockholders, no grant may be repriced, replaced, regranted through cancellation or modified, if the effect would be to reduce the exercise price for the shares underlying such grant; however, this restriction does not apply to any adjustments to an outstanding grant that are done in accordance with the adjustment provisions of the Plan. In addition, the Compensation Committee may not cancel an outstanding grant that is underwater for the purpose of granting a replacement grant of a different type.

Amendment and Termination of the 2005 Equity Plan. The Board of Directors may amend or terminate the 2005 Equity Plan at any time, subject to stockholder approval if such approval is required under any applicable laws or stock exchange requirements. No grants may be issued under the 2005 Equity Plan after June 10, 2015.

Grants Under the 2005 Equity Plan. No grants have been awarded under the 2005 Equity Plan. Upon receipt of stockholder approval of the 2005 Equity Plan, the Company intends to make grants under the 2005 Equity Plan as set forth in the following table:

New Benefits Under the 2005 Equity Plan

Name and Position	Dollar Value ($) (1)	Number of Units
Michael D. Zisman, director and consultant (2)	$312,960	48,000 Restricted Shares
Non-Executive Director Group (3)	$482,480	74,000 Deferred Stock Units

(1)	The dollar value is estimated based on the last sales price of the Company’s Common Stock on April 5, 2005, which was $6.52 per share. The actual dollar value will not be known until the equity grants are made.

(2)	The Company intends to recommend to the Compensation Committee that, in respect of consulting services provided to the Company, Dr. Zisman be awarded 48,000 restricted shares of the Company’s Common Stock that vest in a manner similar to the vesting schedule for employee restricted stock grants made in July 2004.

(3)	On February 25, 2005, the Board approved a one-time award of 7,500 deferred stock units to non-management directors; however, the deferred stock units have not been granted and the annual equity grants to non-management directors in respect of 2005 Board and committee service have not been made due to insufficient shares being available for grant under an equity compensation plan approved by stockholders. After receipt of stockholder approval of the 2005 Omnibus Equity Compensation the Company intends to make such equity grants.

During 2004, the Company retired its convertible subordinated notes prior to maturity, completed a new financing and implemented a reverse stock split. At the end of 2004, the Company’s financial position was sound. These developments resolved significant risks and represent, in effect, a re-start for the Company. Upon approval of the

2005 Equity Plan, the Compensation Committee intends to make a grant to Company employees and a consultant in light of such developments. The amount of such proposed grant is not yet determinable. The Compensation Committee believes that a grant to bring management’s potential ownership level in line with ownership levels of management of similarly situated companies, as well as to align management’s interests with stockholder interests so that executives manage from the perspective of owners, would be appropriate. This grant would also be designed to provide sufficient long-term incentives to motivate and retain management.

Federal Income Tax Consequences

The Federal income tax consequences arising with respect to awards granted under the 2005 Equity Plan will depend on the type of the award. The following provides only a general description of the application of federal income tax laws to certain awards under the 2005 Equity Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2005 Equity Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws.

From the recipients’ standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash or delivery of actual shares of Common Stock. Future appreciation on shares of Common Stock held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares of Common Stock are sold. The Company, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and the Company will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient.

Exceptions to these general rules may arise under the following circumstances: (i) if shares of Common Stock, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment, service or performance-related condition, ordinary income taxation and the Company’s tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture), (ii) if an employee is granted an option that qualifies as an “ISO,” no ordinary income will be recognized, and the Company will not be entitled to any tax deduction, if shares of Common Stock acquired upon exercise of such option are held longer than (a) one year from the date of exercise and (b) two years from the date of grant, whichever is greater, (iii) the Company will not be entitled to a tax deduction for compensation attributable to awards granted to one of its named executive officers, if and to the extent such compensation does not qualify as “performance-based” compensation under Section 162(m) of the Code, and such compensation, along with any other non-performance-based compensation paid in the same calendar year, exceeds $1 million and (iv) an award may be taxable to the recipient at 20 percentage points above ordinary income tax rates at the time it becomes vested, plus interest, even if that is prior to the delivery of the cash or Common Stock in settlement of the award, if the award constitutes “deferred compensation” under Section 409A of the Code, and the requirements of Section 409A of the Code are not satisfied.

Section 162(m) of the Code generally disallows a publicly-held corporation’s tax deduction for compensation paid to its chief executive officer or any of its four other most highly compensated officers in excess of $1,000,000 in any year. Compensation that qualifies as “performance-based compensation” is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the corporation that pays it. The Company intends that options and SARs granted at the fair market value of the Common Stock on the date of grant will qualify as performance-based compensation. Stock units, performance shares, stock awards, dividend equivalents and other stock-based awards granted under the 2005 Equity Plan will only qualify as “performance-based compensation” when the Compensation Committee conditions such grants on the achievement of specific performance goals in accordance with the requirements of Section 162(m) of the Code.

The 2005 Equity Plan provides that the Company has the right to require the grantee of any award under the 2005 Equity Plan to pay to the Company an amount necessary for the Company to satisfy its federal, state or local tax withholding obligations with respect to such grants. The Company may withhold from other amounts payable to such individual an amount necessary to satisfy these obligations. The Compensation Committee may permit a grantee to satisfy the Company’s withholding obligation by having shares acquired pursuant to the grant withheld, provided that the number of shares withheld does not exceed the individual’s minimum applicable withholding tax rate for federal, state and local tax liabilities. The 2005 Equity Plan also provides that the Compensation Committee may permit a grantee to satisfy the Company’s withholding obligation that exceeds the minimum applicable withholding tax rate by transferring to the Company previously acquired shares of Common Stock.

The Board of Directors recommends that the Company’s stockholders vote FOR approval of the 2005 Equity Plan.

APPROVAL TO ISSUE MORE THAN 20% OF THE COMPANY’S

OUTSTANDING STOCK UPON CONVERSION OF THE NOTES

AND AS PAYMENT FOR INTEREST UNDER THE NOTES

ITEM 4 ON PROXY CARD

At the Annual Meeting, the Company is seeking stockholder approval to allow the Company to issue more than 20% of the Company’s Common Stock in connection with the conversion of the aggregate principal amount of $60,000,000, plus accrued interest, of the Company’s senior convertible notes and the payment of accrued interest under such notes with the Company’s Common Stock. The proposal to approve this issuance of Common Stock requires for its approval the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal.

Background

On March 31, 2004, the Company entered into a series of agreements with investors who purchased 5% Senior Convertible Notes (the “Notes”) in the aggregate principal amount of $60,000,000. The Notes bear interest at an annual rate of 5%, payable semi-annually, and mature in April 2009. The Notes (including accrued interest) are convertible at the option of the holder, at any time on or before maturity, into shares of the Company’s Common Stock at a conversion price of $9.108 per share. The Notes provide that, so long as on the interest payment date the Company is in compliance with certain other requirements, interest may be paid in the Company’s Common Stock at a value of 85% of the weighted average price of the Company’s Common Stock for the 10 days immediately proceeding the interest payment date. In addition, the Notes provide that the Company is not obligated to issue any shares of Common Stock if the issuance of such Common Stock would breach the Company’s obligations under NASD Rules 4350(i)(1)(B) and 4350(i)(1)(D).

In June 2004, the Company used a portion of the net proceeds from the sale of the Notes to redeem $39.1 million of then outstanding 5 ½% convertible subordinated notes and will use the remainder of the net proceeds as general working capital and to fund the acquisition of interests in partner companies.

In the purchase agreement with the purchasers of the Notes, the Company agreed to use its reasonable best efforts to solicit stockholder approval of this issuance of securities.

Necessity of Stockholder Approval

As a result of being listed for trading on the Nasdaq National Market, issuances of the Company’s Common Stock or securities that are convertible or exercisable into Common Stock are subject the to NASD Marketplace Rules, such as Rule 4350. Under NASD Rule 4350(i)(1)(B) and 4350(i)(1)(D), stockholder approval must be sought when (a) the issuance or potential issuance will result in a change of control of the issuer (the “Change of Control Rule”) or (b) in connection with a transaction other than a public offering involving: (x) the sale, issuance or potential issuance by the issuer of common stock at a price less than the greater of book or market value which, together with sales by officers, directors or substantial stockholders of the issuer, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance or (y) the sale, issuance or potential issuance by the issuer of common stock equal to 20% or more of the common stock (or of the voting power) outstanding before the issuance for less than the greater of book or market value of the stock.

A conversion of the Notes or an issuance of Common Stock as payment for accrued interest under the Notes may cause the issuance of greater than 20% of our Common Stock and could result in a change of control pursuant to the Change of Control Rule.

If approval of the stockholders is not obtained with respect to Item 4, the Notes may only be converted into Common Stock and interest may only be paid in Common Stock in an amount that, when taken in the aggregate, does not exceed 19.99% of the issued and outstanding Common Stock as of the date of issuance of the Notes. Consequently, the Company may be required to make cash payments to the holders of the Notes upon conversion and on interest payment dates.

Dilution

The Notes are convertible into Company Common Stock at $9.108 per share. As a consequence of the shares of Common Stock that may be issued upon conversion of the Notes, current holders of Common Stock could incur dilution of their shares. If the entire outstanding principal amount of the Notes is converted at $9.108 per share, the Company would be required to issue 6,587,621 shares of Common Stock, which is approximately 17.74% of the number of shares of Common Stock outstanding at the time of issuance of the Notes. In the event anti-dilution adjustments, as described in the Notes, are made to the conversion price, additional shares of Common Stock may be required to be issued.

The Company also has the option to make interest payments in shares of common stock under certain circumstances and such issuances of Common Stock could dilute the shares held by current holders of Common Stock. The calculation of the number of shares issuable if the Company makes this election is based on 85% of the weighted average price over a specified period of time prior to the interest payment being due.

As a result of the potential issuances described above, the Company could issue more than 20% of the number of shares outstanding at the time of issuance of the Notes.

Appendix Relating to Item 4

All descriptions of the Notes are qualified in their entirety by reference to the Form of the Note attached hereto as Appendix C.

The Board of Directors recommends a vote FOR approval to issue more than 20% of the Company’s outstanding stock upon conversion of the Notes and as payment for interest under the Notes.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Company’s Board of Directors. Management of the Company is responsible for the Company’s financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accountant is responsible for auditing those financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as an opinion on management’s assessment of, and the effective operation of, internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review these processes. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures.

The Audit Committee selects the independent registered public accountant to be retained to audit the Company’s financial statements and internal control over financial reporting, and once retained, the independent registered public accountant reports directly to the Audit Committee. The Audit Committee consults with and reviews recommendations made by the independent registered public accountant with respect to financial statements, financial records and financial controls of the Company and makes recommendations to the Board of Directors as it deems appropriate from time to time. The Audit Committee is responsible for approving both audit and non-audit services to be provided by the independent registered public accountant. The Audit Committee is composed of at least three directors who are independent as that term is defined by applicable Nasdaq and SEC rules. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee’s charter, as amended and restated, is attached as Appendix A.

The Audit Committee met with management periodically during fiscal year 2004 to consider the adequacy of the Company’s internal controls, and discussed these matters with the Company’s independent registered public accountant, KPMG LLP. The Audit Committee also discussed with senior management the Company’s disclosure controls and procedures and the certifications by the Company’s Chief Executive Officer and Chief Financial Officer, which are required by the SEC under the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the SEC.

In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the 2004 Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also reviewed Management’s Report on Internal Control over Financial Reporting with management.

The Audit Committee reviewed with the independent registered public accountant, who is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles, as well as an opinion on management’s assessment of, and the effective operation of, internal control over financial reporting. The Audit Committee discussed with the Company’s independent registered public accountant the matters required to be discussed by Statement on Auditing Standards No. 61 and such other matters as are required to be discussed under auditing standards generally accepted in the United States of America. The Audit Committee received the written disclosures and the letter from the Company’s independent registered public accountant required by Independence Standards Board Standard No. 1. In addition, the Audit Committee discussed with the independent registered public accountant its independence, including the compatibility of non-audit services with the independent registered public accountant’s independence.

The Audit Committee discussed with the Company’s independent registered public accountant the overall scope and plans for its 2004 audit. The Audit Committee met with the independent registered public accountant, with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee held eight meetings during the fiscal year 2004.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report for the fiscal year ended December 31, 2004 for filing with the SEC.

The Audit Committee has selected the firm of KPMG LLP as independent registered public accountant to audit and report upon the Company’s financial statements and internal controls over financial reporting for 2005. In making this selection, the Audit Committee has considered whether KPMG LLP’s provision of services other than audit services is compatible with maintaining their independence.

AUDIT COMMITTEE
David K Downes, Chairman
Thomas A. Decker
Philip J. Ringo

COMPENSATION COMMITTEE REPORT

Role of Committee

The Compensation Committee establishes, oversees and directs the Company’s executive compensation programs and policies and administers the Company’s equity compensation plans. The Compensation Committee seeks to align executive compensation with Company objectives and strategies, financial performance and the creation of stockholder value. The Compensation Committee consists of three independent directors. The Compensation Committee engages an independent consultant to advise it on matters related to executive compensation.

The Compensation Committee regularly reviews and approves generally all compensation strategies of the Company. The Compensation Committee annually evaluates and approves corporate goals and objectives relevant to executive compensation and evaluates performance in light of such goals and objectives. Additionally, the Compensation Committee examines and determines, or recommends that the Board determine, the actual compensation of the Company’s executive officers.

Compensation Philosophy

The Company aims to attract, motivate and retain exceptional executives and key employees to drive the Company’s success by offering competitive compensation programs that are closely aligned with long-term stockholder interests. The Company seeks to reward employees for their contributions to the Company’s achievements and to encourage executives to operate the Company from the viewpoint of stockholders.

The Company’s compensation program balances cash and equity compensation. Executive compensation consists primarily of (i) an annual salary, (ii) an annual incentive bonus based upon the achievement of specific business goals and (iii) equity-based compensation that generally vests over time, with accelerated vesting occurring in some cases upon achievement of certain business goals. The Compensation Committee believes it is important to place a high percentage of executive officers’ total compensation at risk, principally in the form of annual performance-based bonuses and equity-based compensation whose increase in value is directly linked to the creation of stockholder value. In addition to tying compensation to the achievement of specific Company goals, compensation is also tied to individual contributions and accomplishments.

Compensation

Annual cash compensation consists of base salaries and incentive bonuses. Base salaries are established initially on the basis of subjective factors, including experience, individual achievements and the level of responsibility assumed at the Company, as well as compensation practices by competitive peers and other competitors for talent. The Compensation Committee reviews executive officers’ compensation each year to evaluate annual compensation based on each executive officer’s past performance, expected future contributions, compensation practices among competitive peers and competitors for talent, and the scope and nature of responsibilities of the executive officer, including changes in such responsibilities.

The Compensation Committee believes that a significant portion of the executive officer’s total compensation, in the form of incentive bonuses, should be tied to the achievement of the Company’s annual goals and individual performance. Annually, the Compensation Committee evaluates how the Company performed against the specific goals established and determines an appropriate bonus achievement level.

In addition to base salaries and incentive bonuses, the Compensation Committee also provides equity-based compensation. The Company grants restricted stock and stock options to executive officers, key employees and other employees of the Company in order to focus their efforts on the long-term enhancement of stockholder value and to retain their services to the Company. The stock options granted by the Company have a fixed exercise price equal to the market value of the Common Stock on the date of grant and generally vest over a three-year or four-year period. In certain cases, the vesting of options is less than three or four years if certain financial targets are met.

Restricted stock grants generally vest over a two to four year period. In certain cases, vesting accelerates upon achievement of certain net income or stock price targets.

The Compensation Committee believes that management should hold a meaningful interest in the Company to align management’s interest with that of the Company’s stockholders. Currently the Company’s executive officers beneficially own an aggregate of approximately 2% of the Company’s outstanding Common Stock, including options that are exercisable within 60 days. Many of these options and options held by other employees have exercise prices far above the current market price and the Company does not have sufficient shares available under its outstanding equity compensation plans to make equity awards that the Compensation Committee believes are warranted. Accordingly, the Board of Directors is recommending that the Company’s stockholders approve the 2005 Equity Plan at the Company’s Annual Meeting.

During 2004, the Company retired its convertible subordinated notes prior to maturity, completed a new financing and implemented a reverse stock split. At the end of 2004, the Company’s financial position was sound. These developments resolved significant risks and represent, in effect, a re-start for the Company. Upon approval of the 2005 Equity Plan, the Compensation Committee intends to make a grant to Company employees and a consultant in light of such developments. The amount of such proposed grant is not yet determinable. The Compensation Committee believes that a grant to bring management’s potential ownership level in line with ownership levels of management of similarly situated companies, as well as to align management’s interests with stockholder interests so that executives manage from the perspective of owners, would be appropriate. This grant would also be designed to provide sufficient long-term incentives to motivate and retain management.

2004 Chief Executive Officer Compensation

The Compensation Committee determined the 2004 annual compensation of Mr. Buckley, Chief Executive Officer and President, in accordance with the above discussion and pursuant to his employment agreement. The Compensation Committee set Mr. Buckley’s target bonus under the 2004 incentive bonus plan at 150% of his base salary.

In February 2004, the Compensation Committee established specific business goals against which the Company’s executive officers would be measured for purposes of awarding bonuses. The primary objectives of this bonus plan were to drive the Company’s partner companies towards positive cash flow, meet cash objectives, reduce and/or refinance the Company’s convertible subordinated debt and develop and implement a long-term strategic plan for the Company.

The bonus plan was structured so that 80% of the bonus target was tied to quantitative goals, with the remaining 20% based on qualitative measures. The quantitative goals consisted of: (1) achievement of revenue and net income goals for core partner companies, with the performance of individual partner companies weighted based on the relative value of such companies to the Company, (2) attainment of a year-end cash balance target and (3) satisfactory repayment or refinancing of the balance of the Company’s convertible subordinated debt. The qualitative goals included the following factors: (1) performance/competency of partner company executives, (2) reaction to unforeseen market/business conditions, (3) budget performance, (4) stockholder returns, and (5) emerging companies performances. Additionally, a separate qualitative goal for the development and implementation of a long-term strategic plan was established.

In January 2005, the Compensation Committee evaluated the performance of the Company in realizing the specific business goals established for the 2004 incentive bonus plan and reviewed management’s analysis of execution against the 2004 bonus goals. Mellon Human Resources and Investor Solutions, an independent human resources consulting firm, participated in the Compensation Committee meeting regarding bonus determinations and indicated its agreement with the analysis.

The Compensation Committee determined that under Mr. Buckley’s leadership the Company executed very well against the 2004 bonus goals. The Company made significant progress against its goal for its private core partner companies of reducing losses and moving towards profitability, exceeding the target net income goal. Based on the quantitative achievements related to net income and revenue targets, the Compensation Committee determined that the Company had earned a 39% performance level out of a 45% target achievement level.

The Company met its December 31, 2004 cash balance goal by ending the year with approximately $67 million in cash on a parent company only basis. The Company achieved its goal by using a selective and disciplined investment strategy with respect to funding existing partner companies and by satisfying debt through debt-for-equity exchanges and refinancing at a more favorable interest rate. Based on the fact that the Company exceeded its cash balance goal, the Compensation Committee determined that allocating a 21% achievement level out of a 15% target achievement level was appropriate.

In respect of the third quantitative goal, the Company satisfied its convertible subordinated notes prior to their December 2004 maturity and successfully completed a new financing. The Company began the year with $173.9 million of convertible subordinated debt due December 2004 and ended the year with a balance of $60 million of new 5% senior convertible debt due April 2009. Based on its level of achievement with respect to the debt balance goal, the Compensation Committee determined that a 20% performance level out of a 20% target performance level had been earned.

Based on the achievement of specified partner company net income (loss) and revenue, cash balance and convertible debt targets, the Compensation Committee determined that the quantitative goals of the 2004 bonus plan were largely achieved, and in some instances, exceeded. Accordingly, the Committee determined that the Company earned 80% out of the 80% target achievement level related to the 2004 quantitative goals.

Next the Compensation Committee considered the qualitative elements of the 2004 incentive bonus plan. During the year, the Company succeeded in preserving cash levels and reducing debt by effecting debt-for-equity exchanges rather than monetizing assets prematurely. The Compensation Committee noted that the increase in the value of the Company’s public partner companies during 2004 was a positive development. Additionally, the Company met its qualitative goals related to improving the Company’s stock price from $6.90 at the beginning of 2004 to $9.00 at December 31, 2004. The Company also developed a strategic plan and business model to guide the Company during the foreseeable future. Accordingly, the Compensation Committee determined that awarding 15% out of 20% of the target bonus with respect to the achievement of qualitative factors was appropriate.

Based on the Compensation Committee’s foregoing evaluation of the Company’s execution against its 2004 quantitative and qualitative goals, and taking into account the recommendation of Mellon Human Resources and Investor Solutions, the Compensation Committee awarded 95% of Mr. Buckley’s target bonus.

On March 3, 2004, the Compensation Committee granted to Mr. Buckley 75,000 restricted shares of Common Stock. One-third of these shares vest annually over a four-year period and two-thirds vest on the fourth anniversary of the grant; provided, however, that if the Company achieves positive net income for three consecutive quarters, vesting accelerates on 25,000 shares, if the Company’s stock price closes above $20.00 for 30 consecutive days, vesting accelerates on 12,500 shares and if the Company’s stock price closes above $30.00 for 30 consecutive days (exclusive of the 30-day period noted above), vesting accelerates on 12,500 shares. On July 9, 2004, the Compensation Committee granted Mr. Buckley 88,000 restricted shares of Common Stock that vest in four equal installments over a four-year period. There are no accelerated vesting provisions for this grant.

In addition to the compensation described above, in 2004 the Company paid premiums for Mr. Buckley’s medical, dental and vision in the amount of $11,684, paid $4,408 in respect of premiums for disability and life insurance and reimbursed Mr. Buckley $450 in respect of a fitness club fee. Mr. Buckley is eligible to defer bonus or salary pursuant to a deferred compensation plan that pays participants for deferrals at an interest rate equal to the prime rate plus 3%. Neither Mr. Buckley nor any other employee has deferred compensation pursuant to this plan. The Company does not provide any retirement plan or SERP for any employee.

In January 2005, the Compensation Committee reviewed Mr. Buckley’s base compensation level and determined that, even though Mr. Buckley’s performance was strong, his current base salary would not be increased given that it is competitive with those at peer companies.

2004 Compensation for Other Executive Officer

The Compensation Committee determined the 2004 annual compensation of Mr. Dolanski, the Company’s other executive officer, in accordance with the above discussion on annual compensation. The Compensation Committee set the target bonus under the 2004 incentive bonus plan for Mr. Dolanski at 100% of base salary, with the actual award based primarily upon achievement of the quantitative and qualitative objectives outlined above. Based upon overall achievement of the Company against these established goals, the Compensation Committee declared a bonus of 95% of Mr. Dolanski’s target bonus.

On March 3, 2004, the Compensation Committee granted Mr. Dolanski 39,998 restricted shares of Common Stock. One-third of these shares vest annually over a four-year period and two-thirds vest on the four-year anniversary of grant; provided, however, that if the Company achieves positive net income for three consecutive quarters, vesting accelerates on 13,333 shares, if the Company’s stock price closes above $20.00 for 30 consecutive days, vesting accelerates on 6,666 shares and if the Company’s stock price closes above $30.00 for 30 consecutive days (exclusive of the 30-day period noted above), vesting accelerates on 6,666 shares. On July 9, 2004, the Compensation Committee granted Mr. Dolanski 37,000 restricted shares of Common Stock that vest in four equal installments over a four-year period. There are no accelerated vesting provisions for this grant.

In addition to the compensation described above, in 2004, the Company paid premiums for Mr. Dolanski’s medical, dental and vision in the amount of $9,084 and paid $3,599 in respect of premiums for disability and life insurance. Mr. Dolanski is eligible to defer bonus or salary pursuant to a deferred compensation plan that pays for deferrals at an interest rate equal to the prime rate plus 3%. Neither Mr. Dolanski nor any other employee has deferred compensation pursuant to this plan. The Company does not provide any retirement plan or SERP for any employee.

In January 2005, the Compensation Committee reviewed Mr. Dolanski’s base compensation level and determined that, even though Mr. Dolanski’s performance was strong, his current base salary would not be increased given that it is competitive with those at peer companies.

Reasonableness of Executive Compensation

In March 2005, the Compensation Committee reviewed tally sheets setting forth all components of Mr. Buckley’s and Mr. Dolanski’s compensation, including salary, bonus, equity, benefits, severance arrangements and any perquisites. Based on this evaluation, the Compensation Committee determined that the total compensation in the aggregate for each of Mr. Buckley and Mr. Dolanski is reasonable and not excessive.

Deductibility of Compensation

Section 162(m) of the Code provides that a publicly held company may not deduct, in any taxable year, compensation paid to its Chief Executive Officer and next four highest paid officers in excess of one million dollars, unless the excess compensation meets the requirements of “performance-based” compensation under Section 162(m) of the Code. To qualify as “performance-based” compensation, the award must become payable solely on account of the attainment of one or more pre-determined performance goals, as set by the Compensation Committee of the Board of Directors. Grants of stock options and SARs under the Company’s plans generally will meet the requirements of “performance-based compensation.” Restricted stock grants generally will not qualify as, and performance units may not qualify as, “performance-based compensation.” The Compensation Committee takes the deductibility of compensation into account when making grants, however, the Compensation Committee believes that there may be circumstances in which the Company’s interests are best served by maintaining flexibility in the way compensation is provided, whether or not it is fully deductible under Section 162(m).

COMPENSATION COMMITTEE
David J. Berkman, Chairman
Dr. Thomas P. Gerrity
Philip J. Ringo

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the fiscal years ending December 31, 2004, 2003 and 2002, certain information regarding the cash compensation paid by the Company, as well as certain other compensation paid or accrued for such year, to each of the executive officers of the Company named below, in all capacities in which they served.

Summary Compensation Table

Name and Principal Position	Year	Annual Compensation					Long-Term Compensation		All Other Compensation (4)
		Salary		Bonus (1)		Other Annual Compensation (2)	Restricted Stock Awards (3)	Securities Underlying Options
Walter W. Buckley, III Chief Executive Officer and President	2004 2003 2002	$ $ $	400,000 400,000 400,000	$ $ $	570,000 570,000 540,000	— — —	$1,122,560 — —	— — 100,000	$ $ $	17,092 13,806 20,264

Anthony P. Dolanski (5) Chief Financial Officer	2004 2003 2002	$ $ $	350,000 350,000 255,208	$ $ $	332,500 332,500 236,250	— — —	$532,926 — —	— — 87,500	$ $ $	12,683 10,815 5,299

(1)	2004 bonus amounts include amounts paid in 2005 in respect of individual and Company performance during 2004. Each of Messrs. Buckley and Dolanski utilized fifty percent of their 2004 bonus, net of taxes, to purchase Company Common Stock in the open market. 2003 bonus amounts include the amounts paid in cash and Company Common Stock in 2004 in respect of individual and Company performance during 2003. Fifty percent of the 2003 bonus awarded to each of Messrs. Buckley and Dolanski, net of taxes, was paid in the form of Company Common Stock. The number of shares granted was derived using the market value of the Company’s Common Stock on the date of the grant. 2002 bonus amounts include amounts paid in 2003 in respect of individual and Company performance during 2002.

(2)	The value of certain perquisites and other personal benefits is not included in the amounts disclosed because it did not exceed for any officer in the table above the lesser of $50,000 and 10% of the total annual salary and bonus reported for such officer.

(3)

Shares of restricted stock granted to Mr. Buckley in March 2004 vest as follows: 6,250 shares vest in each of March 2005, 2006, 2007 and 2008; 25,000 vest upon the earlier of achieving positive net income for 3 consecutive quarters or March 2007; 12,500 shares vest upon the earlier of the Company’s stock price equaling or exceeding $20.00 per share for 30 consecutive trading days or March 2007, and 12,500 shares vest upon the earlier of the Company’s Common Stock price equaling or exceeding $30.00 per share for 30 consecutive trading days or March 2007 (exclusive of the 30-day period noted above). With respect to the shares of restricted stock granted to Mr. Buckley in July 2004, 22,000 shares vest in each of August 2005, 2006, 2007 and 2008. Shares of restricted stock granted to Mr. Dolanski in March 2004 vest as follows: 3,333 shares vest in March 2005, 2006, 2007 and 2008; 13,333 shares vest upon the earlier of achieving positive net income for 3 consecutive quarters or March 2007; 6,666 shares vest upon the earlier of the Company’s Common Stock price equaling or exceeding $20.00 per share for 30 consecutive trading days or March 2007; and 6,666 shares vest upon the earlier of the Company’s Common Stock price equaling or exceeding $30.00 per share for 30 consecutive trading days or March 2007 (exclusive of the 30-day period noted above). With respect to the shares of restricted stock granted to Mr. Dolanski in July, 2004, 9,250 shares vest in each of August 2005, 2006, 2007 and 2008. Any dividends declared by the Company will be paid on the restricted stock. The number and value of the aggregate restricted stock holdings at the end of 2004 was as follows: Mr. Buckley, 163,000 shares with a value of $1,467,000 and Mr. Dolanski, 76,998 shares with a value of $692,982.

(4)	Reflects premiums paid by the Company for medical, dental, vision, disability and life insurance. Also reflects for Mr. Buckley $450 in 2004 in respect of a fitness club fee and $9,378 in 2002 related to accrued vacation donated to a charitable organization.

(5)	Mr. Dolanski joined the Company as Chief Financial Officer in April 2002.

Stock Options/SARs/LTIPs

During the fiscal year 2004 the Company did not grant any stock options or SARS or make any LTIP awards to the executive officers of the Company named in the Summary Compensation Table. During the fiscal year 2004 the Company did not adjust or amend the exercise price of any stock option or SAR previously awarded to the executive officers of the Company named in the Summary Compensation Table. During the fiscal year 2004 none of the executive officers of the Company named in the Summary Compensation Table exercised any options.

The following table sets forth information regarding 2004 fiscal year-end option values for each of the executive officers named below:

Year-End December 31, 2004 Option Values

Name	Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In- the-Money Options at Fiscal Year-End (1) ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Walter W. Buckley, III	—	—	85,283	52,215	$229,677	$211,323

Anthony P. Dolanski	—	—	58,333	29,166	—	—

(1)	These year-end values represent the difference between the fair market value of the Common Stock subject to options (based on the stock’s closing price of $9.00 on the Nasdaq SmallCap Stock Market on December 31, 2004) and the exercise price of the options.

Other Forms of Compensation

The table below summarizes the status of our equity compensation plans as of December 31, 2004:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:

1999 Equity Compensation Plan	790,829	$37.19	19,101

Membership Profit Interest Plan	—	$—	—

Equity compensation plans not approved by security holders:

LGO Corporation 2001 Equity Compensation Plan	—	$—	17,333

Total	790,829	$37.19	36,434

(1)	Excludes 627,828 shares of restricted stock that vest in 2005 through 2008.

Under the LGO Plan, the Company reserved 250,000 shares of Company Common Stock for issuance to (i) designated employees of LGO Corporation and its affiliates or subsidiaries, (ii) designated employees of entities in which LGO Corporation has a greater than 50% ownership interest, (iii) certain advisors and consultants who perform services for LGO Corporation, its affiliates or its subsidiaries, and (iv) non-employee members of the Board of Directors of LGO Corporation. Executive officers and directors of the Company are not eligible to receive grants under the LGO Plan; however, employees of the Company who are neither executive officers nor directors of the Company are eligible for grants. Awards under the LGO Plan may consist of grants of (i) nonqualified options, (ii) SARs, (iii) restricted shares, (iv) performance shares, (v) dividend equivalent rights and (vi) cash awards. The LGO Plan was adopted on September 5, 2001 and it terminates on September 4, 2011.

The Company does not maintain a defined benefit pension plan. The Company does sponsor a defined contribution (401(k)) plan. The Company did not make any contributions to such plan during 2004.

STOCK PERFORMANCE GRAPH

COMPARISON OF CUMULATIVE TOTAL RETURN* SINCE DECEMBER 31, 1999

AMONG INTERNET CAPITAL GROUP, INC.,

THE NASDAQ COMPOSITE INDEX AND

THE GSTI INTERNET INDEX

The following graph presents a comparison of the Company’s stock performance with that of the Nasdaq Composite Index and the Goldman Sachs Technology Internet Index from December 31, 1999 through December 31, 2004.

*	$100 invested at closing prices on December 31, 1999 in ICGE shares or in a stock index - including reinvestment of dividends.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND DIRECTORS AND OFFICERS

The following table sets forth information with respect to shares of Common Stock beneficially owned by (i) each person or group that is known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director and named executive officer of the Company and (iii) all directors and executive officers of the Company as a group. Unless otherwise specified, the information is as of March 1, 2005 and all shares are directly held.

5% Beneficial Owners, Directors, Named Officers	Options and Warrants Exercisable Within 60 Days	Number of Shares Beneficially Owned Including Options and Warrants Exercisable Within 60 Days	Percent of Shares Outstanding
David J. Berkman	26,900	28,900	*
Walter W. Buckley, III (1)	104,647	622,617	1.6%
Thomas A. Decker	—	—	—
Anthony P. Dolanski	65,623	175,881	*
David K. Downes	9,650	16,550	*
Thomas P. Gerrity (2)	16,550	66,346	*
Robert E. Keith, Jr. (3).	24,318	56,400	*
Warren V. Musser (4)	23,125	25,625	*
Philip J. Ringo	13,700	13,700	*
Michael D. Zisman	24,133	39,630	*
All directors and executive officers as a group (10 persons)	308,646	1,045,649	2.7%
Barclays Global Investors, N.A. (5) (7)	—	4,424,140	11.5%
Gruber and McBaine Capital Management, LLC (5) (8)	—	2,254,056	5.8%
Driehaus Capital Management, Inc. (5) (9)	—	2,089,944	5.4%
Trafelet & Company, LLC (6) (10)	—	2,102,000	5.5%

*	Represents less than 1%

(1)	Includes 43,289 shares of Common Stock held by Susan R. Buckley, wife of Mr. Buckley, and 25,000 shares of Common Stock held by two trusts for the benefit of certain of Mr. Buckley’s relatives, each trust holding 12,500 shares of Common Stock, as to which Mr. Buckley disclaims beneficial ownership. Also includes 230,000 shares Mr. Buckley pledged to the Company as collateral for a loan.

(2)	Includes 1,802 shares of Common Stock held by Technology Leaders Advisers IV, Inc., for which Dr. Gerrity has sole voting and investment power. Includes 44,094 shares held jointly with Anna Gerrity, wife of Dr. Gerrity. Additionally, includes 3,900 shares of Common Stock held by the Thomas P. Gerrity Generation Skipping Trust U/A 3/17/92 for the benefit of certain of Dr. Gerrity’s relatives, as to which Dr. Gerrity disclaims beneficial ownership.

(3)	Includes 10 shares held by Margot Keith, wife of Mr. Keith, as to which Mr. Keith disclaims beneficial ownership, and 375 shares held by the Keith 1999 Irrevocable Trust.

(4)	Includes 2,500 shares of Common Stock held by Hilary Musser, wife of Mr. Musser, as to which Mr. Musser disclaims beneficial ownership.

(5)	Ownership information is as of December 31, 2004, based on a Schedule 13G filed with the SEC.

(6)	Ownership information is as of January 19, 2005, based on a Schedule 13G filed with the SEC.

(7)

Reflects shares being held in trust accounts for the economic benefit of the beneficiaries of those accounts. Includes 3,963,885 shares of Common Stock held by Barclay Global Investors, NA and 460,255 shares of

Common Stock held by Barclays Global Fund Advisors. The address of Barclays Global Investors NA and Barclays Global Fund Advisors is 45 Fremont Street, San Francisco, CA 94105.

(8)	Gruber & McBaine Capital Management, LLC (“GMCM”) has shared voting and dispositive power with respect to 1,835,750 shares of Common Stock. Jon D. Gruber and J. Patterson McBaine are the managers of GMCM, an investment adviser. Mr. Gruber has sole voting and dispositive power as to 206,056 shares of Common Stock and Mr. McBaine has sole voting and dispositive power as to 210,250 shares of Common Stock. The address of GMCM is 50 Osgood Place, Penthouse, San Francisco, CA 94133.

(9)	Driehaus Capital Management, Inc. (“DCM”) has shared voting and dispositive power with respect to 2,058,934 shares of Common Stock held in investment accounts managed by DCM. Richard H. Driehaus is the sole shareholder of DCM and has sole voting and dispositive power as to 31,010 shares of Common Stock. The address of DCM is 25 East Erie Street, Chicago, Illinois 60611.

(10)	Trafelet & Company, LLC (“TC”) has shared voting and dispositive power with respect to 2,102,000 shares of Common Stock. Remy W. Trafelet is the Managing Member of TC and shares voting and dispositive power of 2,102,000 shares of Common Stock. The address of TC is 900 3rd Avenue, 5th Floor, New York, New York 10022.

Shares of Subsidiary Corporations Owned by Directors and Executive Officers of the Company

ICG Commerce Holdings, Inc. (“ICG Commerce”) is a majority owned subsidiary of the Company. As of March 1, 2005, executive officers and directors of the Company beneficially own interests in ICG Commerce as described below. Dr. Gerrity, a member of the Company’s Board of Directors and a former director of ICG Commerce, directly owns less than 1% of the outstanding shares of ICG Commerce. Mr. Berkman, a member of the Company’s Board of Directors, Mr. Buckley, an executive officer and director of the Company, and Robert E. Keith, Jr., a director of the Company, indirectly own shares of ICG Commerce through private equity funds. Together, Messrs. Berkman, Buckley and Keith indirectly own less than 1% of the outstanding shares of ICG Commerce.

Effective January 2005, Investor Force Holdings, Inc. (“Investor Force”) is a majority owned subsidiary of the Company. As of March 1, 2005, Dr. Gerrity, a member of the Company’s Board of Directors and a former director of Investor Force, directly owns a de minimus amount of Investor Force common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On August 17, 2004, the Company entered into an Independent Contractor Agreement with Wayne Strategy Consultants, Inc. (“WSCI”) and Dr. Zisman, a member of the Company’s Board of Directors. During 2004, Dr. Zisman provided consulting services to the Company through WSCI pursuant to this agreement. In 2005, the Company paid $187,200 to WSCI, an entity controlled by Dr. Zisman, in respect of the services provided by Dr. Zisman in 2004. The independent contractor agreement was amended on January 18, 2005 to provide that Dr. Zisman devote approximately 90% of his full business time and effort providing services to the Company and the Company pay WSCI $360,000 per annum (pro rated for any partial calendar years). The amended agreement further provides that WSCI shall be eligible to participate in the Company’s incentive bonus plan, with an initial target bonus of 100% of the annual base compensation and with the determination of the amount of any bonus taking into account the overall percentage of target bonus declared by the Company’s Board of Directors or Compensation Committee of the Board of Directors. Additionally, the amended agreement provides that management will recommend to the Compensation Committee of the Company’s Board of Directors that (a) WSCI be awarded 48,000 shares of restricted Company Common Stock that vest in a manner similar to the vesting schedule for employee restricted stock grants made in July, 2004 and (b) WSCI be awarded additional equity grants in the future similar to those to be awarded to the Company’s managing directors. The 48,000 shares of restricted stock have not yet been issued. The Company expects to issue these shares upon approval of the 2005 Equity Plan.

Mr. Ringo, a member of the Company’s Board of Directors, is the Chief Executive Officer of RubberNetwork.com, LLC (“RubberNetwork.com”), a tire and rubber industry strategic sourcing consortium. RubberNetwork.com has a business relationship with ICG Commerce, a majority-owned subsidiary of the Company amounting to approximately $40,000 of ICG Commerce’s revenue in fiscal year 2004. RubberNetwork.com has a credit for future services from ICG Commerce that equaled approximately $306,000 at December 31, 2004 and approximately $266,000 at March 17, 2005. ICG Commerce expects that the amount of the credit could be reduced by an additional $30,000 prior to June 30, 2005.

Mr. Keith, a member of the Company’s Board of Directors, is the Chairman of the management company for ECP II Interfund, L.P. (“ECP II”) and EnerTech Capital Partners II L.P. (“EnerTech” and, together with ECP II, the “EnerTech Funds”). Mr. Keith is a partner of the general partner of the EnerTech Funds and participates in the profits of the EnerTech Funds. Mr. Keith has an aggregate interest of less than 1% of the EnerTech Funds. In 2000, the Company committed to invest a total of $10 million for an approximate 4% ownership interest in EnerTech. From 2000 through 2003, the Company contributed $4.6 million and paid $42,164 in interest with respect to this obligation. In 2003, the Company transferred its ownership interest in EnerTech to a third party in return for the assumption of the Company’s remaining $5.4 million capital commitment. In the event that the transferee of the Company’s interest achieves a specified rate of return on its EnerTech investment, the Company is entitled to participate in profits thereafter. While an investor, the Company paid EnerTech annual management fees of about 2% of its commitment. In June 2000, the Company purchased shares of ICG Commerce from the EnerTech Funds. The purchase agreement provides for an additional contingent payment of up to $70 million from the Company to the EnerTech Funds in the event that the future valuation of ICG Commerce exceeds $1 billion. This contingent obligation will expire on the earlier to occur of May 31, 2005 and an unaffiliated company sale, if the valuation milestone is not achieved. Currently the fair market value of ICG Commerce is well below $1.0 billion. In the event that any contingent payment is made to EnerTech, the Company may be entitled to a portion of such payment as a result of its contingent interest in EnerTech.

The following table sets forth information for the fiscal year ended December 31, 2004, as well as outstanding balances at March 1, 2005, relating to executive officer and director indebtedness to the Company. The indebtedness is partial recourse and relates to loans made by the Company in 1999 and 2000 in connection with the exercise of stock options and the payment of taxes owed upon the exercise of such options.

Name of Maker; Relationship to Company	Description of Indebtedness; Key Terms	Largest amount outstanding during 2004 (1)		Total amount outstanding on 3/31/05 (1)
Walter W. Buckley, III (director and executive officer)	To fund 5/99 option exercise; 3.97% interest; due 12/06. To fund 7/99 option exercise; 3.97% interest; due 12/06. To fund payment of tax liabilities; 3.97%; due 12/06. Aggregate amount:	$ $ $ $	3,330,700.70 8,734,940.67 1,614,737.57 13,680,378.94	$ $ $ $	3,363,199.02 8,820,169.26 1,630,492.89 13,813,861.17

Thomas P. Gerrity (director)	To fund 5/99 option exercise; 5.22% interest; due 5/04.		$181,455.99		$0

(1)	Includes all amounts owed as principal and capitalized or accrued interest.

As of December 31, 2004, the aggregate outstanding obligation of Mr. Buckley totaled $13,680,378.94 and was secured by 230,000 shares of the Company’s Common Stock. Dr. Gerrity repaid his indebtedness to the Company prior to December 31, 2004.

EXECUTIVE OFFICERS

The current executive officers of the Company are as follows:

Walter W. Buckley, III, Chief Executive Officer, President and Chairman of the Board. Mr. Buckley is described above as a Class III director.

Anthony P. Dolanski. Mr. Dolanski joined the Company as Chief Financial Officer in April 2002. Prior to joining the Company, Mr. Dolanski was a co-founder of Brience, Inc., a wireless software company. From March 2000 to June 2001, he served as the Chief Financial Officer of Brience, directing its finance, legal and other administrative functions. From August 2001 to March 2002, he also provided consulting services to Powerweb Technologies, Inc. From 1998 to 2000, he was the Executive Vice President—Finance and Systems for SLM Holding Company, a leading provider of student loans. From 1968 to 1998, he was with KPMG Peat Marwick, where he was a senior partner and a member of the firm’s Board of Directors. Mr. Dolanski serves as a director of the following privately held Company partner companies: ICG Commerce Holdings, Inc. and Investor Force Holdings, Inc., and is the Chairman of the Advisory Board of the Pennsylvania State University Accounting Department. Age: 59

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The rules of the SEC require the Company to disclose late filings of stock transaction reports by its executive officers and directors and by beneficial owners of more than 10% of the Company’s Common Stock. Based solely on a review of reports filed by the Company on these persons’ behalf and written representations from them that no other reports were required, all Section 16(a) filing requirements have been met with respect to fiscal year 2004.

EMPLOYMENT, SEPARATION AND CHANGE IN CONTROL AGREEMENTS

To induce Mr. Buckley to continue to provide services to the Company and in order to keep his compensation package competitive, the Company entered into an employment agreement with Mr. Buckley, effective March 9, 2004. The agreement contains certain terms and conditions regarding Mr. Buckley’s employment with the Company, including base salary, target bonus, specified benefits and the provision of certain benefits should his employment be terminated without cause or should he resign for good reason. The termination benefits to be provided under the employment agreement should Mr. Buckley be terminated without cause or should he resign for good reason before a change of control include: (i) payment at the time of termination of two times his annual base salary plus target bonus; (ii) a prorated bonus for the year in which termination occurs; (iii) accelerated vesting of all options and restricted stock granted under the Company’s stock option plans; (iv) continuation of medical benefits for two years after termination of employment and (v) outplacement assistance for one year after termination. If Mr. Buckley is terminated or resigns for good reason in connection with or after a change in control, he would receive: (i) payment at the time of termination of three times his annual base salary plus target bonus; (ii) a prorated bonus for the year in which termination occurs; (iii) accelerated vesting of all options and restricted stock granted under the Company’s stock option plans; (iv) continuation of medical benefits for three years after termination of employment; and (v) outplacement assistance for one year after termination. The employment agreement also includes certain releases and non-compete covenants from Mr. Buckley as well as other terms and conditions that are beneficial to the Company.

The Company is also party to a letter agreement with Mr. Buckley dated September 20, 2001. This letter agreement provides for payment to Mr. Buckley of the following termination benefits in the event the Company terminates him without cause prior to December 31, 2005: (i) payment at the time of termination of one and one-half times his annual base salary plus target bonus, (ii) continuation of medical and dental insurance for 18 months after termination of employment and (iii) executive outplacement services. Mr. Buckley’s employment agreement provides that the value to be delivered pursuant to the employment agreement with respect to severance, annual bonus and outplacement services would be reduced by the value of the benefits described above under the September 2001 letter agreement. The September 2001 letter agreement also provides that, in the event of a termination by the Company without cause prior to December 31, 2005, all or a portion of the balance of the loans from the Company to Mr. Buckley in connection with his exercise of options in 1999 could be forgiven. Except for the provisions of the September 2001 letter agreement described above, such letter agreement has been superceded by Mr. Buckley’s employment agreement.

Effective February 4, 2003 and in order to retain his service, ensure his focus on the long-term success of the Company and maintain a competitive total compensation package, the Company entered into an employment agreement with Mr. Dolanski. The agreement provides certain benefits should his employment be terminated without cause prior to December 31, 2005. The termination benefits to be provided under the agreement, should Mr. Dolanski be terminated without cause, include: (i) payment at the time of termination of 12 months of base salary plus target bonus; (ii) credit for an additional 12 months service for vesting of stock options and restricted stock granted under the Company’s stock option plans with the exercise period of vested stock options extended to 24 months after termination of employment; (iii) continuation of medical and dental insurance for 12 months after termination of employment; and (iv) executive outplacement services. Additionally, under the agreement, in the event of an involuntary termination upon a change in control of the Company, Mr. Dolanski would receive 100% acceleration of all stock options and restricted stock granted to him, with vested stock options exercisable for the remaining term of the option. The agreement also includes a release from Mr. Dolanski, as well as other terms and conditions that are beneficial to the Company.

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

Messrs. Berkman, Gerrity and Ringo currently serve, and during 2004 served, on the Compensation Committee. Additionally, during a portion of 2004 Mr. Keith also served on the Compensation Committee. No member of the Compensation Committee is a former or current executive officer or employee of the Company or any of its subsidiaries.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s proxy statement or annual report may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document to you if you request one by writing or calling as follows: Investor Relations, Internet Capital Group, Inc., 690 Lee Road, Suite 310, Wayne, PA 19087, Telephone: 610-727-6900, E-mail: ir@internetcapital.com. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address and phone number.

OTHER BUSINESS

The Company is not aware of any other matters that will be presented for stockholder action at the Annual Meeting. If other matters are properly introduced, the person named in the accompanying proxy will vote the shares they represent as recommended by the Board of Directors.

By Order of the Board of Directors

/s/ Suzanne L. Niemeyer
Suzanne L. Niemeyer
Secretary

April 28, 2005

APPENDIX A

INTERNET CAPITAL GROUP, INC.

AUDIT COMMITTEE CHARTER

PURPOSE

The primary function of the Audit Committee of Internet Capital Group, Inc. (“ICG” and, together with its consolidated subsidiaries, the “Corporation”) is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the following: the financial reports and other financial information provided by the Corporation to its stockholders, the Securities and Exchange Commission (the “SEC”) and others; the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and business conduct that Management and the Board have established; and the Corporation’s auditing, accounting and financial processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of and adherence to these processes and systems. The Audit Committee’s primary duties and responsibilities are to:

•	serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control systems;

•	oversee the accounting and financial reporting processes of the Corporation;

•	review[1], oversee and appraise the audit efforts of the Corporation’s independent accountants;

•	provide an open avenue of communication among the independent accountants, financial and senior Management and the Board of Directors;

•	review with Management and the independent accountants the Company’s annual assessment of the effectiveness of its internal controls and the independent accountants’ attestation report about the Company’s assessment including the adequacy of the Company’s internal controls (including computerized information system controls and security) and any related significant findings and recommendations of the independent accountant together with management responses thereto; and

•	appoint, compensate, retain and oversee the independent accountants (including resolution of disagreements between Management and the independent accountant regarding financial reporting), considering independence and effectiveness, pre-approval of all audit and permitted non-audit services (including the fees and terms thereof) to be performed for ICG by its independent accountants, subject to any de minimis exception allowed by law and approval of the fees and other compensation to be paid to the independent accountants.

In the exercise of its oversight responsibilities, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements fairly present the Corporation’s financial position and results of operation and are in accordance with generally accepted accounting principles. Instead, such duties remain the responsibility of Management and the outside auditor. Nothing contained in this charter is intended to alter or impair the operation of the “business judgment rule” as interpreted by the courts under the Delaware General Corporation Law. Further, nothing contained in this charter is intended to alter or impair the right of the members of the Committee under the Delaware General Corporation Law

[1]	Auditing literature, particularly, Statement of Auditing Standards No. 100, defines the term “review” to include a particular set of required procedures to be undertaken by independent accountants. The members of the Audit Committee are not independent accountants, and the term “review” as used in this Audit Committee Charter is not intended to have this meaning. Consistent with footnote 47 of SEC Release No. 34-42266, any use in this Audit Committee Charter of the term “review” should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of interim financial statements.

to rely, in discharging their responsibilities, on the records of the Corporation and on other information presented to the Committee, Board or the Corporation by its officers or employees or by outside experts.

COMPOSITION OF THE AUDIT COMMITTEE

The Committee shall consist of at least three members of the Board. The members shall be appointed by action of the Board and shall serve at the discretion of the Board. Each Committee member shall satisfy the “independence” requirements of the Nasdaq Stock Market, the SEC or other appropriate governing body and no Committee member shall have participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one Committee member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities and including an individual who qualifies as an audit committee financial expert under Item 401(h) of Regulation S-K or Item 401(e) of Regulation S-B. Determination of the true, actual and effective independence of any Audit Committee member that has or had some relationship with the Corporation, will be made by the Board of Directors with weight given to both prudent principles and “appearances”.

The members of the Audit Committee shall be elected by the Board to hold such position until the next annual meeting or until their successors shall be duly elected and qualified. The Chairman of the Audit Committee shall be selected by the Board.

MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least twice annually with Management and the independent accountants in separate executive sessions to discuss any matters that the Committee believes should be discussed privately. The Committee, or at least its Chair, should meet with the independent accountants and Management quarterly in advance of any release to review the Corporation’s financials consistent with its responsibilities and duties.

The Committee shall report to the Board of Directors at each regularly scheduled Board meeting on significant results of its activities. The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of ICG for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

The Committee may, in its discretion, utilize the services of ICG’s regular corporate legal counsel with respect to legal matters or, at its discretion, retain independent legal counsel or other advisors if it determines that such counsel or advisors are necessary or appropriate under the circumstances. ICG shall provide appropriate funding, as determined by the Committee, for the Committee to retain such counsel and other advisors, to compensate the Corporation’s independent accountants and to pay ordinary administration expenses that are necessary or appropriate in carrying out the duties of the Committee.

RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Audit Committee shall:

Documents/Reports Review

•	Review the Corporation’s annual and quarterly financial statements and any certification, report, opinion or review rendered by the independent accountants.

•	Review with Management and the independent accountants the 10-Q, 10-K, and any related public disclosure prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

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•	Review with Management and the independent accountants the Company’s annual assessment of the effectiveness of its internal controls and the independent accountants’ attestation report about the Company’s assessment including the adequacy of the Company’s internal controls (including computerized information system controls and security) and any related significant findings and recommendations of the independent accountant together with management responses thereto.

Independent Accountants

•	The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the independent accountants (including resolution of disagreements between Management and the independent accountant regarding financial reporting), considering independence and effectiveness, pre-approval of all audit and permitted non-audit services (including the fees and terms thereof) to be performed for ICG by its independent accountants, subject to any de minimis exception allowed by law and approval of the fees and other compensation to be paid to the independent accountants.

•	Periodically, the Committee should review and discuss with the independent accountants all significant relationships such accountants have with the Corporation that might affect their independence. In connection with this review, the independent auditors shall provide the Committee with a written statement delineating all relationships between the auditors and the Corporation.

•	Review the performance of the independent accountants with both Management and the independent accountants. The Committee shall have the responsibility of overseeing and, if appropriate, terminating the services of, the independent accountants and the independent accountants shall report directly to the Committee.

•	Periodically meet with the independent accountants separately and privately to hear their views on the Corporation’s internal controls and the qualitative aspects of the Corporation’s financial reporting, including the quality and consistency of both accounting policies and the underlying judgments.

•	Periodically discuss with the independent accountants (1) all critical accounting policies and practices used; (2) alternative treatments of financial information under GAAP that have been discussed with Management, including the ramifications of the use of alternative treatments and the treatment preferred by the independent accountant; and (3) all other material written communications between the accountants and Management, specifically including any management letter and any schedule of unadjusted differences.

•	Review and approve any transaction between a related party and the Corporation that is of the nature of the transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

Financial Reporting Processes

•	Review with financial Management and the independent accountants the quality and consistency, not just the acceptability, of the judgments and appropriateness of the accounting principles, critical accounting policies and financial disclosure practices used by the Corporation at least annually. This discussion shall cover the degree of aggressiveness or conservatism of both the accounting principles employed and the underlying judgments.

•	Approve any significant changes to the Corporation’s auditing and accounting principles and practices after considering the advice of the independent accountants and Management.

•	Focus on the reasonableness of control processes for identifying and managing key business, financial and regulatory reporting risks.

•	In connection with each annual and quarterly report of the Company, review:

•	Management’s disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act.

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•	The contents of the Chief Executive Officer and the Chief Financial Officer certifications to be filed under Sections 302 and 906 of the Sarbanes-Oxley Act.

Process Improvement

•	Following the completion of the annual audit, review separately with Management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

•	Periodically review processes and policies for communicating with investors and analysts.

•	Review any significant disagreement among Management and the independent accountants in connection with the preparation of the financial statements.

•	Review with the independent accountants and Management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

•	Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, the integrity of the Corporation’s auditing practices and the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters. Establish a policy of non-retaliation against individuals raising such complaints.

Business Conduct and Legal Compliance

•	Approve the Corporation’s Corporate Code of Conduct and review Management’s processes for communicating and enforcing this Code.

•	Pre-approve any waivers from the Corporation’s Corporate Code of Conduct for directors and executive officers.

•	Review Management’s monitoring of ICG’s compliance with the Corporate Code of Conduct, and ensure that Management has the proper review system in place to ensure that Corporation’s financial statements, reports, and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

•	Review, with ICG’s counsel or independent counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

Other Responsibilities

•	Review and reassess the Committee’s charter at least annually and submit any recommended changes to the Board for its consideration.

•	Provide the report for inclusion in ICG’s Annual Proxy Statement that is required by Item 306 of Regulation S-K of the Securities and Exchange Commission.

•	Through its Chair, report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee’s actions and recommendations, if any.

•	Perform any other activities consistent with this Charter, ICG’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

EFFECTIVE DATE

This Audit Committee Charter was adopted by the Board of Directors effective as of June 9, 2000, amended on February 13, 2004 and further amended October 8, 2004.

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APPENDIX B

INTERNET CAPITAL GROUP, INC.

2005 OMNIBUS EQUITY COMPENSATION PLAN

1.	Purpose

The purpose of the Plan is to provide designated (i) Employees of ICG and its Subsidiaries, (ii) Non-Management Directors of ICG and its Subsidiaries and (iii) Consultants who perform services for ICG and its Subsidiaries, with the opportunity to receive grants of Options, SARs, Stock Units, Performance Shares, Stock Awards, Dividend Equivalents and Other Stock-Based Awards. ICG believes that the Plan will encourage the Participants to contribute materially to the growth of ICG, thereby benefiting ICG’s stockholders, and will align the economic interests of the Participants with those of the stockholders.

2.	Definitions

Whenever used in this Plan, the following terms will have the respective meanings set forth below:

(a) “Board” means ICG’s Board of Directors as constituted from time to time.

(b) “Change of Control” means the first to occur of any of the following events:

(i) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of ICG representing a majority of the voting power of the then outstanding securities of ICG, except where the acquisition is approved by the Board; or

(ii) the consummation of (A) a merger or consolidation of ICG with another corporation where the stockholders of ICG, immediately prior to the consummation of the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares of Stock entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, (B) the sale or other disposition of all or substantially all of the assets of ICG, or (C) a liquidation or dissolution of ICG.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Committee” means the Compensation Committee of the Board or its delegate or its successor, or such other committee appointed by the Board to administer the Plan or its delegate or its successor. Notwithstanding the foregoing, with respect to Grants to Employees that are intended as “qualified performance-based compensation” (as defined under section 162(m) of the Code), as well as to Employees who are officers of the Company, the Committee shall consist of two or more persons appointed by the Board, all of whom shall be “outside directors” (as defined under section 162(m) of the Code and related Treasury regulations) and “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act.

(e) “Company” means ICG and any Subsidiary.

(f) “Consultants” means advisors and consultants who perform services for the Company.

(g) “Date of Grant” means the date a Grant is effective; provided, however, that no retroactive Grants will be made.

(h) “Dividend Equivalent” means an amount determined by multiplying the number of shares of Stock, Performance Shares or Stock Units subject to a Grant by the per-share cash dividend, or the per-share fair market value (as determined by the Committee) of any dividend in consideration other than cash, paid by ICG on its Stock on a dividend payment date.

(i) “Effective Date” means June 11, 2005, subject to approval by the stockholders of ICG.

(j) “Employee” means an employee of the Company (including an officer or director who is also an employee).

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l) “Fair Market Value” of Stock means (i) if the shares of Stock are publicly traded, (A) if the principal trading market for the shares of Stock is a national securities exchange or the Nasdaq National Market or the Nasdaq SmallCap Market, the last reported sale price thereof on the preceding date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (B) if the shares of Stock are not publicly traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of a share of Stock on the preceding date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines, or (ii) if the shares of Stock are not publicly traded or, if publicly traded, are not subject to reported transactions or “bid” or “asked” quotations as set forth above, as determined in good faith by the Committee, provided, that, if the shares of Stock are publicly traded, the Committee may make such discretionary determinations where the shares of Stock have not been traded for 10 trading days. Notwithstanding the foregoing, in the case of a broker-assisted exercise pursuant to Section 7(g), the Fair Market Value will be the actual sale price of the shares of Stock issued upon exercise of the Option.

(m) “Grant” means an Option, SAR, Stock Unit, Performance Share, Stock Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(n) “Grant Instrument” means the written agreement that sets forth the terms and conditions of a Grant, including all amendments thereto.

(o) “Incentive Stock Option” means a stock option that is intended to meet the requirements of section 422 of the Code, as described in Section 7.

(p) “ICG” means Internet Capital Group, Inc., a Delaware corporation, or any successor thereto.

(q) “Non-Management Director” means a member of the Board, or a member of the board of directors of a Subsidiary, who is not a member of management of the Company.

(r) “Nonqualified Stock Option” means a stock option that is not intended to meet the requirements of section 422 of the Code, as described in Section 7.

(s) “Option” means an Incentive Stock Option or Nonqualified Stock Option to purchase shares of Stock at an Option Price for a specified period of time.

(t) “Option Price” means an amount per share of Stock purchasable under an Option, as designated by the Committee.

(u) “Other Stock-Based Award” means any Grant based on, measured by or payable in Stock (other than Grants described in Sections 7, 8, 9, 10, 11 and 12), as described in Section 13.

(v) “Parent” means a “parent corporation,” as defined in section 424(e) of the Code, of ICG.

(w) “Participant” means an Employee, Consultant or Non-Management Director designated by the Committee to participate in the Plan.

(x) “Performance Shares” means an award of phantom shares, representing one or more shares of Stock, as described in Section 10.

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(y) “Plan” means this Internet Capital Group, Inc. 2005 Omnibus Equity Compensation Plan, as in effect from time to time.

(z) “Stock” means the common stock, par value $0.001 per share, of ICG or such other securities of ICG as may be substituted for Stock pursuant to Sections 5(d) or 18.

(aa) “SAR” means an award of a stock appreciation right, as described in Section 8.

(bb) “Stock Award” means an award of Stock, as described in Section 11.

(cc) “Stock Unit” means an award of a phantom unit, representing one or more shares of Stock, as described in Section 9.

(dd) “Subsidiary” means any entity in which ICG has a greater than 50% economic or voting interest. For purposes of Sections 7(c), (d) and (h), “Subsidiary” shall mean a “subsidiary corporation,” as defined in section 424(f) of the Code, of ICG.

(ee) “Successor Participant” means the personal representative or other person entitled to succeed to the rights of the Participant in accordance with Section 17.

3.	Administration

(a) Committee. The Plan shall be administered and interpreted by the Committee. Ministerial functions may be performed by employees of the Company.

(b) Committee Authority. The Committee shall have the sole authority to (i) determine the Employees, Consultants and Non-Management Directors to whom Grants shall be made under the Plan, (ii) determine the type, size and terms of the Grants to be made to each Participant, (iii) determine the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued Grant, subject to the provisions of Section 20, (v) adopt guidelines separate from the Plan that set forth the specific terms and conditions for Grants under the Plan, and (vi) deal with any other matters arising under the Plan. However, the Board may ratify or approve any Grants as it deems appropriate and has the authority to administer the Plan. To the extent that the Board makes Grants and administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board.

(c) Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of ICG, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

4.	Grants

Grants under the Plan may consist of Options, SARs, Stock Units, Performance Shares, Stock Awards, Dividend Equivalents and Other Stock-Based Awards. All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with the Plan as the Committee deems appropriate and as are specified in writing by the Committee in separate guidelines or to the individual in the Grant Instrument or an amendment to the guidelines or Grant Instrument. The Committee shall approve the form and provisions of each Grant Instrument. All Grants shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the

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Participant, his or her beneficiaries, and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.

5.	Shares of Stock Subject to the Plan

(a) Shares Authorized. The total aggregate number of shares of Stock that may be issued or transferred under the Plan is 5,000,000 shares, subject to adjustment as described below. The shares may be authorized but unissued shares of Stock or reacquired shares of Stock, including shares purchased by ICG on the open market for purposes of the Plan. Grants paid in cash shall not count against the foregoing share limits.

(b) Share Counting. For administrative purposes, when the Committee makes a Grant payable in Stock, the Committee shall reserve shares of Stock equal to the maximum number of shares of Stock that may be payable under the Grant. If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards, Stock Units, Performance Shares, Dividend Equivalents or Other Stock-Based Awards are forfeited or terminated, or otherwise not paid in full, the shares subject to such Grants which have not been issued shall again be available for purposes of the Plan. Shares of Stock surrendered in payment of the Option Price of an Option or withheld for purposes of satisfying the Company’s minimum tax withholding obligations with respect to Grants under the Plan shall again be available for issuance or transfer under the Plan. To the extent that any Grants are paid in cash, and not in shares of Stock, any shares previously reserved for issuance or transfer pursuant to such Grants shall again be available for issuance or transfer under the Plan.

(c) Individual Limits. All Grants under the Plan, other than Dividend Equivalents, shall be expressed in shares of Stock. The maximum aggregate number of shares of Stock with respect to which all Grants, other than Dividend Equivalents, may be made under the Plan to any individual during any calendar year shall be 1,000,000 shares, subject to adjustment as described below. A Participant may not accrue Dividend Equivalents during any calendar year in excess of $1,000,000. The individual limits described in this subsection (c) shall apply without regard to whether the Grants are to be paid in Stock or in cash. All cash payments (other than Dividend Equivalents) shall equal the Fair Market Value of the shares of Stock to which the cash payment relates.

(d) Adjustments. If there is any change in the number or kind of shares of Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Stock as a class without ICG’s receipt of consideration, or if the value of outstanding shares of Stock is substantially reduced as a result of a spinoff or ICG’s payment of an extraordinary dividend or distribution, the maximum number of shares of Stock available for issuance under the Plan, the maximum number of shares of Stock for which any individual may receive pursuant to Grants in any year, the number of shares covered by outstanding Grants, the kind of shares to be issued or transferred under the Plan, and the price per share or the applicable market value of such Grants shall be appropriately adjusted to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments shall be final, binding and conclusive.

6.	Eligibility for Participation

(a) Eligible Persons. All Employees, including persons who have accepted employment with the Company and Employees who are officers or members of the Board, and all Non-Management Directors shall be eligible to participate in the Plan. Consultants are eligible to participate in the Plan if they perform bona fide services for the Company, the services are not in connection with the offer or sale of securities in a capital-raising transaction, and the Consultants do not directly or indirectly promote or maintain a market for ICG’s securities.

(b) Selection of Participants. The Committee shall select the Employees, Consultants and Non-Management Directors to receive Grants and shall determine the terms and conditions of the Grant and the number of shares of Stock subject to each Grant.

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7.	Options

(a) General Requirements. The Committee may grant Options to any Employee, Consultant or Non-Management Director upon such terms and conditions as the Committee deems appropriate under this Section 7.

(b) Number of Shares. The Committee shall determine the number of shares of Stock that will be subject to each Grant of Options to Employees, Consultants and Non-Management Directors.

(c) Type of Option and Price.

(i) The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of Incentive Stock Options and Nonqualified Stock Options. Incentive Stock Options may be granted only to Employees who have actually commenced employment with ICG or its Parent or Subsidiaries. Nonqualified Stock Options may be granted to Employees, Consultants and Non-Management Directors.

(ii) The Option Price shall be determined by the Committee and may be equal to, greater than or less than the Fair Market Value of the shares of Stock subject to the Grant on the Date of Grant; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the Date of Grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of ICG or any Parent or Subsidiary, unless the Option Price is not less than 110% of the Fair Market Value on the Date of Grant.

(d) Option Term. The Committee shall determine the term of each Option. The term of an Option shall not exceed ten years from the Date of Grant. However, an Incentive Stock Option that is granted to an Employee who, at the Date of Grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of ICG, or any Parent or Subsidiary, may not have a term that exceeds five years from the Date of Grant.

(e) Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(f) Termination of Employment or Service. Except as provided in the Grant Instrument, an Option may only be exercised while the Participant is employed by, or providing service to, the Company. The Committee shall specify in the Grant Instrument under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.

(g) Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to ICG or its designated agent. The Participant shall pay the Option Price and any withholding taxes for the Option (i) in cash or by check, (ii) with the approval of the Committee, by delivering shares of Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Option Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Stock having an aggregate Fair Market Value on the date of exercise equal to the Option Price, (iii) in cash, on the T+3 settlement date that occurs after the exercise date specified in the notice of exercise, provided that the Participant exercises the Option through an irrevocable agreement with a registered broker and the payment is made in accordance with procedures permitted by Regulation T of the Federal Reserve Board and such procedures do not violate applicable law, or (iv) by such other method as the Committee may approve, to the extent permitted by applicable law. Shares of Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to ICG with respect to the Option. Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made.

(h) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that if the aggregate Fair Market Value on the Date of Grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of ICG or a Parent or Subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.

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8.	SARs

(a) General Requirements. The Committee may grant SARs to any Employee, Consultant or Non-Management Director, upon such terms and conditions as the Committee deems appropriate under this Section 8. Each SAR shall represent the right of the Participant to receive, upon settlement of the SAR, shares of Stock or cash equal to the amount by which the Fair Market Value of a share of Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described below in Section 8(c).

(b) Terms of SARs. The Committee shall determine the terms and conditions of SARs and may grant SARs separately from or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or any time thereafter while the Option remains outstanding; provided, however, that in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Committee will determine the number of SARs to be granted, the base amount, the vesting and other restrictions applicable to SARs and the period during which SARs will remain exercisable.

(c) Base Amount. The Committee shall establish the base amount of the SAR at the time the SAR is granted.

(d) Payment With Respect to SARs. The Committee shall determine whether the appreciation in an SAR shall be paid in the form of cash, in Stock, or in a combination of the two, in such proportion as the Committee deems appropriate. For purposes of calculating the number of shares of Stock to be received, Stock shall be valued at its Fair Market Value on the date of exercise of the SAR. If shares of Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

(e) Requirement of Employment or Service. The Committee shall determine in the Grant Instrument under what circumstances a Participant may retain SARs after termination of the Participant’s employment or service, and the circumstances under which SARs may be forfeited.

9.	Stock Units

(a) General Requirements. The Committee may grant Stock Units to any Employee, Consultant or Non-Management Director, upon such terms and conditions as the Committee deems appropriate under this Section 9. Each Stock Unit shall represent the right of the Participant to receive a share of Stock or an amount based on the value of a share of Stock. All Stock Units shall be credited to accounts on ICG’s records for purposes of the Plan.

(b) Terms of Stock Units. The Committee may grant Stock Units that are payable if specified performance goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c) Payment With Respect to Stock Units. Payment with respect to Stock Units shall be made in cash, in Stock, or in a combination of the two, as determined by the Committee. The Grant Instrument shall specify the maximum number of shares that shall be paid under the Stock Units.

(d) Requirement of Employment or Service. The Committee shall determine in the Grant Instrument under what circumstances a Participant may retain Stock Units after termination of the Participant’s employment or service, and the circumstances under which Stock Units may be forfeited.

10.	Performance Shares

(a) General Requirements. The Committee may grant Performance Shares to any Employee, Consultant or Non-Management Director, upon such terms and conditions as the Committee deems appropriate under this Section 10. Each Performance Share shall represent the right of the Participant to receive a share of Stock or an amount based on the value of a share of Stock, if specified performance goals are met. All Performance Shares shall be credited to accounts on ICG’s records for purposes of the Plan.

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(b) Terms of Performance Shares. The Committee shall establish the performance goals and other conditions for payment of Performance Shares. Performance Shares may be paid at the end of a specified performance or other period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Performance Shares to be granted and the requirements applicable to such Performance Shares.

(c) Payment With Respect to Performance Shares. Payment with respect to Performance Shares shall be made in cash, in Stock, or in a combination of the two, as determined by the Committee. The Committee shall establish in the Grant Instrument a target amount to be paid under a Performance Share based on achievement of the performance goals.

(d) Requirement of Employment or Service. The Committee shall determine in the Grant Instrument under what circumstances a Participant may retain Performance Shares after termination of the Participant’s employment or service, and the circumstances under which Performance Shares may be forfeited.

11.	Stock Awards

(a) General Requirements. The Committee may issue or transfer shares of Stock to any Employee, Consultant or Non-Management Director under a Stock Award, upon such terms and conditions as the Committee deems appropriate under this Section 11. Shares of Stock issued or transferred pursuant to Stock Awards may be issued or transferred for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including restrictions based upon the achievement of specific performance goals.

(b) Number of Shares. The Committee shall determine the number of shares of Stock to be issued or transferred pursuant to a Stock Award and any restrictions applicable to such shares.

(c) Requirement of Employment or Service. The Committee shall determine in the Grant Instrument under what circumstances a Participant may retain Stock Awards after termination of the Participant’s employment or service, and the circumstances under which Stock Awards may be forfeited.

(d) Restrictions on Transfer. While Stock Awards are subject to restrictions, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except upon death as described in Section 17. Each certificate, or electronic book entry equivalent, for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed when all restrictions on such shares have lapsed. The Committee may retain possession of any stock certificates for Stock Awards until all restrictions on such shares have lapsed.

(e) Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, the Participant shall have the right to vote shares subject to Stock Awards and to receive any dividends or other distributions paid on such shares during the restriction period. The Committee may determine that a Participant’s entitlement to dividends or other distributions with respect to a Stock Award shall be subject to achievement of performance goals or other conditions.

12.	Dividend Equivalents.

(a) General Requirements. When the Committee makes a Grant under the Plan, the Committee may grant Dividend Equivalents in connection with such Grants, under such terms and conditions as the Committee deems appropriate under this Section 12. Dividend Equivalents may be paid to Participants currently or may be deferred, as determined by the Committee. All Dividend Equivalents that are not paid currently shall be credited to accounts on ICG’s records for purposes of the Plan. Dividend Equivalents may be accrued as a cash obligation, or may be converted to Stock Units for the Participant, as determined by the Committee. Unless otherwise specified in the Grant Instrument, deferred Dividend Equivalents will not accrue interest. The Committee may provide that Dividend Equivalents shall be payable based on the achievement of specific performance goals.

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(b) Payment with Respect to Dividend Equivalents. Dividend Equivalents may be payable in cash, shares of Stock, or other property, or in a combination of the foregoing, as determined by the Committee.

13.	Other Stock-Based Awards

The Committee may grant other awards that are cash-based or based on, measured by or payable in Stock to Employees, Consultants or Non-Management Directors, on such terms and conditions as the Committee deems appropriate under this Section 13. Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Stock or cash, or in a combination of the two, as determined by the Committee in the Grant Instrument.

14.	Qualified Performance-Based Compensation

(a) Designation as Qualified Performance-Based Compensation. The Committee may determine that Stock Units, Performance Shares, Stock Awards, Dividend Equivalents or Other Stock-Based Awards granted to an Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code. The provisions of this Section 14 shall apply to any such Grants that are to be considered “qualified performance-based compensation” under section 162(m) of the Code. To the extent that Grants of Stock Units, Performance Shares, Stock Awards, Dividend Equivalents or Other Stock-Based Awards designated as “qualified performance-based compensation” under section 162(m) of the Code are made, no such Grant may be made as an alternative to another Grant that is not designated as “qualified performance based compensation” but instead must be separate and apart from all other Grants made.

(b) Performance Goals. When Stock Units, Performance Shares, Stock Awards, Dividend Equivalents or Other Stock-Based Awards that are to be considered “qualified performance-based compensation” are granted, the Committee shall establish in writing (i) the objective performance goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the Plan and the requirements of section 162(m) of the Code for “qualified performance-based compensation.” The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals, but the Committee may reduce the amount of compensation that is payable upon achievement of the designated performance goals.

(c) Criteria Used for Objective Performance Goals. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: Stock price, earnings per share of Stock, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, share volume, sales, market share, change in net asset value, EBIT, EBITDA, cash flow, backlog or deferred revenue, strategic business criteria, meeting specific revenue targets, market penetration, geographic business expansion, cost targets or goals relating to acquisitions or divestitures. The performance goals may relate to the Participant’s business unit or the performance of ICG or one or more ICG partner companies, or any combination of the foregoing. Performance goals need not be uniform as among Participants.

(d) Timing of Establishment of Goals. The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code.

(e) Certification of Results. The Committee shall certify and announce the results for the performance period to all Participants after ICG determines the financial results for the performance period. The Committee shall determine the amount, if any, to be paid pursuant to each Grant based on the achievement of the performance goals and the terms of each Grant Instrument.

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(f) Death, Disability or Other Circumstances. The Committee may provide in the Grant Instrument that Grants shall be payable, in whole or in part, in the event of the Participant’s death or disability, a Change of Control or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.

15.	Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares of Stock that would otherwise be due to the Participant in connection with any Grant. The Committee shall establish rules and procedures for such deferrals, which shall be consistent with the requirements of section 409A of the Code and the corresponding Treasury regulations and rulings.

16.	Withholding of Taxes

(a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may (i) require that the Participant or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or (ii) deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

(b) Election to Withhold Shares. If the Committee so permits, a Participant may elect to satisfy the Company’s tax withholding obligation with respect to Grants paid in Stock by having shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. In addition, with respect to any required tax withholding amount that exceeds the minimum applicable withholding tax rate, the Committee may permit a Participant to satisfy such tax withholding obligation with respect to such excess amount by providing that the Participant may elect to deliver to the Company shares of Stock owned by the Participant that have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to ICG. The elections described in this subsection (b) must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

17.	Transferability of Grants

(a) In General. Except as provided in this Section 17, only the Participant may exercise rights under a Grant during the Participant’s lifetime. A Participant may not transfer those rights except by will or by the laws of descent and distribution, or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order. When a Participant dies, the Successor Participant may exercise such rights in accordance with the terms of the Plan. A Successor Participant must furnish proof satisfactory to ICG of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide in a Grant Instrument that a Participant may transfer Nonqualified Stock Options to family members or other persons or entities, consistent with applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of a Nonqualified Stock Option and the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer.

18.	Consequences of a Change of Control

(a) Assumption of Grants. Upon a Change of Control where ICG is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options and rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other Grants that remain outstanding shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).

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(b) Other Alternatives. Notwithstanding the foregoing, in the event of a Change of Control, the Committee may take any of the following actions with respect to any or all outstanding Grants, without the consent of any Participant: (i) determine that outstanding Options and SARs shall accelerate and become exercisable, in whole or in part; (ii) determine that the restrictions and conditions on outstanding Stock Awards shall lapse, in whole or in part; (iii) provide that Participants holding outstanding Performance Shares shall receive payment, in whole or in part, in settlement of such Performance Shares, in an amount determined by the Committee, based on the Participant’s target payment for the performance period and the portion of the performance period that precedes the Change of Control; (iv) determine that outstanding Stock Units shall become payable, in whole or in part, in cash, Stock or other property in an amount not less than their target amount, as determined by the Committee; (v) provide that Dividend Equivalents and Other Stock-Based Awards shall become fully payable, in whole or in part, in cash, Stock or other property, in amounts determined by the Committee; (vi) the Committee may require that Participants surrender their outstanding Options and SARs in exchange for a payment by ICG, in cash, Stock or other property, as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value subject to the Participant’s unexercised Options and SARs exceeds the Option Price of the Options or the base amount of the SARs, as applicable; (vii) after giving Participants an opportunity to exercise their outstanding Options and SARs, the Committee may terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate; and (viii) with respect to Participants holding Stock Units, Performance Shares, Dividend Equivalents or Other Stock-Based Awards, the Committee may determine that such Participants shall receive a payment in settlement of such Stock Units, Performance Shares, Dividend Equivalents or Other Stock-Based Awards, in such amount and form as may be determined by the Committee. Such acceleration, surrender, termination or settlement shall take place as of the date of the Change of Control or such other date as the Committee may specify.

(c) Other Transactions. The Committee may provide in a Grant Instrument that a sale or other transaction involving a Subsidiary or other business unit of ICG shall be considered a Change of Control for purposes of a Grant, or the Committee may establish other provisions that shall be applicable in the event of a specified transaction.

19.	Requirements for Issuance of Shares

No shares of Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such shares have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

20.	Amendment and Termination of the Plan

(a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without approval of the stockholders of ICG if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements. No amendment or termination of this Plan shall, without the consent of the Participant, impair any rights or obligations under any Grant previously made to the Participant, unless such right has been reserved in the Plan or the Grant Instrument, or except as provided in Section 21(b) below.

(b) No Repricing Without Stockholder Approval. Notwithstanding anything in the Plan to the contrary, without the prior approval of the Company’s stockholders, no Grant under the Plan may be repriced, replaced, regranted through cancellation or modified if the effect would be to reduce the exercise price for the shares underlying such Grant; provided, however, that the foregoing shall not apply to any adjustment made to a Grant pursuant to Section 5(d) of the Plan. In addition, the Committee may not cancel an outstanding Grant that is underwater for the purpose of granting a replacement Grant of a different type.

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(c) Stockholder Approval for “Qualified Performance-Based Compensation.” If Stock Units, Performance Shares, Stock Awards, Dividend Equivalents or Other Stock-Based Awards are granted as “qualified performance-based compensation” under Section 14 above, the Plan must be reapproved by ICG’s stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the provisions of Section 14, if additional Grants are to be made under Section 14 and if required by section 162(m) of the Code or the regulations thereunder.

(d) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant.

21.	Miscellaneous

(a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of ICG to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving ICG in substitution for a grant made by such corporation. The terms and conditions of the substitute Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute Grants.

(b) Compliance with Law. The Plan, the exercise of Options and the obligations of ICG to issue or transfer shares of Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of ICG that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of ICG that the Plan and applicable Grants comply with the applicable provisions of sections 162(m), 409A and 422 of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or sections 162(m), 409A or 422 of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or sections 162(m), 409A or 422 of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(c) Enforceability. The Plan shall be binding upon and enforceable against ICG and its successors and assigns.

(d) Funding of the Plan; Limitation on Rights. This Plan shall be unfunded. Neither ICG nor any other Company shall be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between ICG or any other Company and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of ICG or any other Company. To the extent that any person acquires a right to receive payment from ICG hereunder, such right shall be no greater than the right of any unsecured general creditor of ICG.

(e) Rights of Participants. Nothing in this Plan shall entitle any Employee, Consultant, Non-Management Director or other person to any claim or right to receive a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Company.

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(f) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(g) Employees Subject to Taxation Outside the United States. With respect to Participants who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(h) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

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APPENDIX C

No.

FORM OF SENIOR CONVERTIBLE NOTE

Issuance Date: April 8, 2004	Principal: U.S. $
CUSIP: 46059CAB2

FOR VALUE RECEIVED, INTERNET CAPITAL GROUP, INC., a Delaware corporation (the “Company”), hereby promises to pay to the order of                      or its registered assigns (the “Holder”) the amount set out above as the Principal (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, the “Principal”) when due, whether upon the Maturity Date (as defined herein), acceleration, redemption or otherwise (in each case, in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at the rate of 5.00% per annum (the “Interest Rate”), from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon an Interest Date (as defined herein) or the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). For avoidance of doubt, any Principal that comprises a portion of the Conversion Amount (as defined herein) pursuant to Section 3(b) in connection with any conversion of this Note pursuant to Section 3(a) shall reduce the outstanding Principal of this Note. This Senior Convertible Note (including all Senior Convertible Notes issued in exchange, transfer or replacement hereof, this “Note”) is one of an issue of Senior Convertible Notes issued pursuant to the Securities Purchase Agreement (as defined herein) on the Subscription Date (collectively, the “Notes” and such other Notes, the “Other Notes”). Certain capitalized terms used herein are defined in Section 27.

1. Payments of Principal. On the Maturity Date, the Company shall pay to the Holder by wire transfer of immediately available funds (provided that the Holder has provided the Company with written wire transfer instructions not later than the second Business Day immediately preceding the Maturity Date), an amount in cash equal to the then outstanding Principal. Notwithstanding anything to the contrary in this Section 1, but subject to Section 3(d), until the outstanding Principal is paid in full, the outstanding Principal (and any accrued and unpaid Interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. The “Maturity Date” shall be April 8, 2009, as extended at the option of the Holder (i) in the event that, and for so long as, an Event of Default (as defined herein) shall have occurred and be continuing or any event shall have occurred and be continuing which with the passage of time and the failure to cure would result in an Event of Default; provided that no such extension shall be extended further than July 7, 2009, and (ii) through the date that is ten days after the earlier of (A) the consummation of a Change of Control (as defined herein) in the event that a Change of Control is publicly announced or a Change of Control Notice (as defined herein) is delivered prior to the Maturity Date or (B) the Company has provided the Holder with written notice that such Change of Control has been abandoned or terminated.

2. Interest; Interest Rate. Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed and shall be payable during the period beginning on the Issuance Date and ending on, and including, the Maturity Date, on the six (6) month anniversary of the Issuance Date, on the twelve (12) month anniversary of the Issuance Date, on the eighteen (18) month anniversary of the Issuance Date, on the twenty-four (24) month anniversary of the Issuance Date, on the thirty (30) month anniversary of the Issuance Date, on the thirty six (36) month anniversary of the Issuance Date, on the forty two (42) month anniversary of the Issuance Date, on the forty eight (48) month anniversary of the Issuance Date, on the fifty-four (54) month anniversary of the Issuance Date, on the sixty (60) month anniversary of the Issuance Date and on the Maturity Date (if the Maturity Date is not the sixty month anniversary of the Issuance Date) (each, an “Interest Date”). Interest shall be payable on each Interest Date, to the record holder of this Note on the applicable Interest Date, in cash (“Cash Interest”) or, at the option of the Company, in shares of Common Stock (“Interest Shares”) provided that the Interest which accrued during any period shall be payable in Interest Shares if, and only if, the Company delivers written notice of such election (each, an “Interest Election Notice”) to each holder of the Notes at least ten (10) Trading Days (and not more than twenty-five (25) Trading Days) prior to the Trading Day immediately prior to the Interest Date (each, an “Interest Election Date”). Interest to be paid on an Interest Date in Interest Shares shall be paid in a number of fully paid and nonassessable shares (rounded up to the nearest whole share in accordance with Section 3(a)) of Common Stock equal to the quotient of (a) the amount of Interest payable on such Interest Date and (b) the Interest Conversion Price in effect on the applicable Interest Date. If any Interest Shares are to be paid on an Interest Date, then the Company shall (X) provided that the Company’s transfer agent (the “Transfer Agent”) is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and such action is not prohibited by applicable law or regulation or any applicable policy of DTC, credit such aggregate number of Interest Shares to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the foregoing shall not apply, issue and deliver on the applicable Interest Date, to the address set forth in the register maintained by the Company for such purpose pursuant to the Securities Purchase Agreement or to such address as specified by the Holder in writing to the Company at least two Business Days prior to the applicable Interest Date, a certificate, registered in the name of the Holder or its designee, for the number of Interest Shares to which the Holder shall be entitled. Notwithstanding the foregoing, the Company shall not be entitled to pay Interest in Interest Shares and shall be required to pay such Interest in cash as Cash Interest on the applicable Interest Date if, unless consented to in writing by the Holder, on the applicable Interest Election Date and on the applicable Interest Date the Equity Conditions have not been satisfied. From and after the occurrence of an Event of Default, a Listing Default or an Initial Listing Default, the Interest Rate shall be increased to 10% (the “Default Interest”). In the event that such Event of Default, Listing Default or Initial Listing Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided that the Interest as calculated at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default. The Company shall be required to pay all Default Interest in cash and may not elect to issue shares of Common Stock as payment of Default Interest. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Interest Shares; provided that the Company shall not be required to pay any tax that may be payable in respect of any issuance of Interest Shares to any Person other than the Holder or with respect to any income tax due by the Holder with respect to such Interest Shares.

3. Conversion of Notes. This Note shall be convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), on the terms and conditions set forth in this Section 3.

(a) Conversion Right. Subject to the provisions of Section 3(d), at any time or times on or after the Issuance Date, the Holder shall be entitled to convert all or any portion of the outstanding and unpaid Conversion Amount into fully paid and nonassessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined herein) then in effect. The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount; provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of Common Stock to any Person other than the Holder or with respect to any income tax due by the Holder with respect to such Common Stock issued upon conversion.

(b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (as defined herein) (the “Conversion Rate”).

(c) Mechanics of Conversion.

(i) Optional Conversion. To convert any Conversion Amount into shares of Common Stock on any date (a “Conversion Date”), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York City Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company, (B) if required by Section 3(c)(iii), surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking reasonably satisfactory to the Company with respect to this Note in the case of its loss, theft or destruction) and (C) pay any transfer taxes or other applicable taxes or duties, if any, required in connection with the issuance of shares of Common Stock to a Person other than the Holder. On or before the first Business Day following the date of receipt by the Company of a Conversion Notice, the Company shall transmit by facsimile a

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confirmation of receipt of such Conversion Notice to the Holder and the Transfer Agent. On or before the third Business Day following the date of receipt by the Company of a Conversion Notice (the “Share Delivery Date”), the Company shall (X) provided that the Transfer Agent is participating in DTC Fast Automated Securities Transfer Program and such action is not prohibited by applicable law or regulation or any applicable policy of DTC, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the foregoing shall not apply, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If this Note is physically surrendered for conversion as required by Section 3(c)(iii) and the outstanding Principal of this Note prior to such conversion is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three Business Days after receipt of this Note (the “Note Delivery Date”) and at its own expense, issue and deliver to the holder a new Note (in accordance with Section 18(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(ii) Company’s Failure to Timely Convert. If the Company shall fail to issue a certificate to the Holder or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon conversion of any Conversion Amount on or prior to the date which is three Trading Days after the Conversion Date, and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the shares of Common Stock that the Holder anticipated receiving from the Company pursuant hereto (a “Buy-In”), then the Company shall, within three Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver the certificate for the shares of Common Stock so purchased (and to issue such number of shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Sale Price on the date of the event giving rise to the Company’s obligation to deliver such certificate. The failure of the Company to issue a certificate to the Holder or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon conversion of any Conversion Amount on or prior to the date which is three Business Days after the Conversion Date (other than as the result of the limitations set forth in Section 3(d)) shall be deemed a “Conversion Failure”. The Holder shall provide the Company written notice of any Conversion Failure (a “Conversion Failure Notice”). If the Conversion Failure has not been corrected within one Business Day of the Company’s receipt of the Conversion Failure Notice then (A) the Company shall pay damages to the Holder for each date of such Conversion Failure in an amount equal to 0.5% of the product of (I) the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date and to which the Holder is entitled, and (II) the Closing Sale Price of the Common Stock on the third Business Day following the date of receipt by the Company of a Conversion Notice and (B) the Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any portion of this Note that has not been converted pursuant to such Conversion Notice; provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 3(c)(ii) or otherwise.

(iii) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Conversion Amount represented by this Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting physical surrender and reissue of this Note. The Company shall maintain records showing the Principal, Interest and Late Charges converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder, so as not to require physical surrender of this Note upon conversion.

(iv) Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from more than one holder of Notes for the same Conversion Date and the Company can convert some, but not all, of such portions of the Notes submitted for conversion, the Company, subject to Section 3(d), shall convert from each holder of Notes electing to have Notes converted on such date a pro rata amount of such holder’s portion of its Notes submitted for conversion based on the principal amount of Notes submitted for conversion on such date by such holder relative to the aggregate principal amount of all Notes submitted for conversion on such date. In the

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event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 22.

(v) Application of Conversion Amounts. Any Conversion Amount which the Holder elects to convert in accordance with this Section 3 shall be deducted from the outstanding Principal.

(vi) Holder Status. Except as specifically provided in this Note, the Holder shall not be entitled to any rights relating to the Common Stock issuable upon conversion of the Notes until the Holder has converted this Note into Common Stock.

(d) Limitations on Conversions.

(i) Beneficial Ownership.

(1) The Company shall not effect any conversion of this Note and shall not be entitled to pay Interest to the Holder in Interest Shares pursuant to Section 2, and the Holder of this Note shall not have the right to convert any portion of this Note, whether pursuant to this Section 3 or otherwise, to the extent that, after giving effect to such conversion or payment, the Holder (together with the Holder’s Affiliates) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion or payment. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any Other Notes) subject to a limitation on conversion analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(d)(i)(1), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Section 3(d)(i)(1), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in the most recent of the following items (x) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (y) a public announcement by the Company or (z) any other notice delivered to the Holder by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written request of the Holder, the Company shall within two Business Days confirm orally and in writing to the Holder, the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. In connection with the delivery of an Interest Election Notice or a Conversion Notice, the Holder shall notify the Company in writing prior to any such payment or conversion that after giving effect to receipt of the applicable shares of Common Stock, such Holder, together with its Affiliates, will have beneficial ownership of a number of shares of Common Stock which exceeds the Maximum Percentage.

(2) If on any Interest Date the Company has properly delivered an Interest Election Notice to the Holder and the Company is prohibited from paying all or a portion of the Interest Shares pursuant to Section 3(d)(i)(1), (A) the Company shall pay to the Holder any portion of the Interest Shares the payment of which would not result in a violation of Section 3(d)(i)(1), (B) the Company shall not pay to the Holder any portion of the Interest Shares the payment of which would result in a violation of Section 3(d)(i)(1) and (C) the portion of the Interest due on such Interest Date and not paid pursuant to Section 3(d)(i)(2)(B) shall be payable in accordance with Section 3(d)(i)(3) or Section 3(d)(i)(4) (such Interest, the “Accumulated Interest”). The Accumulated Interest shall not accrue any interest.

(3) On or before the third Business Day following a Delayed Interest Shares Payment Date, the Company shall (X) provided that the Transfer Agent is participating in DTC Fast Automated Securities Transfer Program and such action is not prohibited by applicable law or regulation or any applicable policy of DTC, credit the aggregate number of shares of

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Common Stock equal to the applicable Delayed Interest Share Payment Amount to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the foregoing shall not apply, issue and deliver to the address as specified in the Delayed Interest Share Payment Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock equal to the applicable Delayed Interest Share Payment Amount.

(4) On the Delayed Cash Interest Payment Date, the Company shall pay to the Holders, in cash, all of the Accumulated Interest that has not been paid to the Holder pursuant to Section 3(d)(i)(3).

(ii) Principal Market Regulation. The Company shall not be obligated to issue any shares of Common Stock as Interest Shares pursuant to Section 2 or upon conversion of this Note, whether pursuant this Section 3 or otherwise, if the issuance of such shares of Common Stock would exceed the Issuance Cap, except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the applicable Eligible Market for issuances of Common Stock in excess of such amount. Until such approval is obtained, no purchaser of the Notes pursuant to the Securities Purchase Agreement (the “Purchasers”) shall be issued, upon conversion of Notes held by such Purchaser, shares of Common Stock in an amount greater than Issuance Cap multiplied by a fraction, the numerator of which is the principal amount of Notes issued by the Company on the Subscription Date (as defined herein) and delivered to such Purchaser on the Closing Date (as defined herein) in each case pursuant to the Securities Purchase Agreement and the denominator of which is the aggregate principal amount of all Notes issued by the Company on the Subscription Date and delivered to the Purchasers on the Closing Date (with respect to each Purchaser, the “Principal Market Cap Allocation”). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser’s Notes, the transferee shall be allocated a pro rata portion of such Purchaser’s Principal Market Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Principal Market Cap Allocation allocated to such transferee. In the event that any holder of Notes shall convert all of such holder’s Notes into a number of shares of Common Stock which, in the aggregate, is less than such holder’s Principal Market Cap Allocation, then the difference between such holder’s Principal Market Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Principal Market Cap Allocations of the remaining holders of Notes on a pro rata basis in proportion to the aggregate principal amount of the Notes then held by each such holder.

4. Rights Upon Event of Default.

(a) Event of Default. Each of the following events shall constitute an “Event of Default” (whatever the reason for such Event of Default and whether or not it shall be occasioned by the provisions of this Note, be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the suspension from trading or failure of the Common Stock to be listed on an Eligible Market for a period of 30 consecutive calendar days (other than during a Listing Default or an Initial Listing Default); provided, that such 30 day period shall be extended to 75 consecutive calendar days if the deficiency causing such suspension or failure can be cured through an action that requires the approval of the Company’s stockholders and during such initial 30 day period the Company agrees to seek such approval within the 75 day period; provided, further, that suspension from trading or failure of the Common Stock to be listed on an Eligible Market shall not be an Event of Default if, at any time after the Effectiveness Date, the Closing Sale Price for the Company’s Common Stock shall equal or exceed of 150% of the Market Price (as defined herein) for any 20 Trading Days of any 30 consecutive Trading Days;

(ii) the Company’s failure to pay to the Holder any amount of Principal, Interest, Late Charges or other amounts when and as due under this Note (including, without limitation, the Company’s failure to pay any redemption payments or amounts hereunder), or any other Transaction Document or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby to which the Holder is a party, which such failure continues for a period of at least 30 days;

(iii) the Company’s (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within 10 calendar days after the applicable Conversion Date or (B) written notice to any holder of the Notes by the Company or through any of its authorized agents, at any time, of its intention not to comply with a permitted request for conversion of any Notes into shares of Common Stock that are tendered for conversion in accordance with the provisions of the Notes (other than notice delivered by the Company

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in good faith in connection with a dispute that is being resolved in accordance with Section 22 as to the appropriate number of shares of Common Stock to be delivered upon conversion of the Notes);

(iv) default in the performance, or breach, of any covenant of the Company in the Transaction Documents or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby to which the Holder is a party and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Holders of at least 25% in principal amount of the then outstanding Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “notice of default” hereunder;

(v) a default under any bonds, debentures, notes or other evidences of indebtedness for money borrowed of the Company or under any mortgages, indentures or instruments under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company, whether such indebtedness now exists or shall hereafter be created, which indebtedness, individually or in the aggregate, has a principal amount outstanding in excess of $6,000,000, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Holders of at least 25% in principal amount of the then outstanding Notes, a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a “notice of default” hereunder (unless such default has been cured or waived);

(vi) a final judgment or judgments for the payment of money aggregating in excess of $6,000,000 are rendered against the Company or any of its Subsidiaries and which judgments are not, within 60 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $6,000,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within 60 days of the issuance of such judgment;

(vii) the determination by the Securities and Exchange Commission (including, without limitation, a determination by an administrative law judge) that the Company is an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) unless the Company has timely appealed such determination (other than a non-administrative appeal) and, after consultation with outside counsel, the Company has a good faith belief that such an appeal is meritorious; provided that it shall be an Event of Default if the Company is unsuccessful in such appeal and there are either (1) no further administrative appeals available or (2) after consultation with outside counsel, the Company does not have a good faith belief that any additional administrative appeals would be meritorious;

(viii) the judgment, determination or finding by a Federal District Court that the Company is an “investment company” within the meaning of the 1940 Act unless the Company has timely appealed such determination and, after consultation with outside counsel, the Company has a good faith belief that such an appeal is meritorious; provided that it shall be an Event of Default if the Company is unsuccessful in such appeal regardless of the availability of additional appeals;

(ix) the Company or any Subsidiary (as defined in the Securities Purchase Agreement) pursuant to or within the meaning of any Bankruptcy Law:

(1) commences a voluntary case,

(2) consents to the entry of an order for relief against it in an involuntary case,

(3) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

(4) makes a general assignment for the benefit of its creditors; or

(x) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(1) is for relief against the Company or any Subsidiary in an involuntary case,

(2) appoints a Custodian of the Company or any Subsidiary or for all or substantially all of the property of any of them, or

(3) orders the winding up or liquidation of the Company or any Subsidiary, and the order or decree remains unstayed and in effect for 60 days.

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As used in this Section 4(a), the term “Bankruptcy Law” means title 11, U.S. Code or any similar Federal or State law for the relief of debtors and the term “Custodian” means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

(b) Redemption Right. Promptly after the Company has knowledge of the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall deliver written notice thereof via facsimile and overnight courier (an “Event of Default Notice”) to the Holder. At any time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof to the Company (the “Event of Default Redemption Notice”). An Event of Default Redemption Notice shall indicate the portion of this Note that the Holder or each exercising Holder is electing to require the Company to redeem. So long as the Event of Default is continuing at the time of the delivery of the Event of Default Redemption Notice, the portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company at a price (the “Redemption Price”) equal to the sum of (A) the amount of Principal to be redeemed and (B) the amount of all accrued and unpaid Interest on the Note and (C) the amount of all unpaid Late Charges. Notwithstanding the foregoing, in the case of an Event of Default under Section 4(a)(i), Section 4(a)(iii), Section 4(a)(iv), Section 4(a)(v) or Section 4(a)(vi), the Company shall not be required to redeem the portion of this Note subject to redemption by the Company pursuant to this Section 4(b) unless the holders of at least 25% in principal amount of the then outstanding Notes (including the Holder hereof) have provided written notice to the Company to redeem all or any portion of the Notes. The Holder shall be entitled to seek any available remedy for the enforcement of this Note, including for the payment of any Redemption Price. Nothing shall preclude the Holder from pursuing or obtaining specific performance or other equitable relief with respect to this Note. Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 11. In the event of a partial redemption of this Note pursuant hereto, the principal amount redeemed shall be deducted from the outstanding Principal.

5. Rights Upon Change of Control.

(a) Change of Control. Each of the following events shall constitute a “Change of Control”:

(i) the consolidation, merger or other business combination (including, without limitation, a reorganization or recapitalization) of the Company with or into another Person (other than (A) a consolidation, merger or other business combination (including, without limitation, reorganization or recapitalization) in which holders of the Company’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company);

(ii) the sale or transfer of all or substantially all of the Company’s assets; or

(iii) a purchase, tender or exchange offer made to and accepted by the holders of more than the 50% of the outstanding shares of Common Stock.

No sooner than 15 days nor later than 10 days prior to the consummation of a Change of Control the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a “Change of Control Notice”). Notwithstanding anything herein to the contrary, (x) no Change of Control Notice shall be made prior to the public announcement of a Change of Control and (y) no Change of Control Notice shall be made prior to the consummation of the Change of Control described in (a)(iii) above. Notwithstanding anything herein to the contrary, the Change of Control Notice shall be delivered no later than one Business Day following the events described in (x) and (y) of the preceding sentence.

(b) Assumption. Prior to the consummation of any Change of Control, the Company will secure from any Person purchasing the Company’s assets or Common Stock or any successor resulting from such Change of Control (in each case, an “Acquiring Entity”) a written agreement (in form and substance satisfactory to

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the holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding) to deliver to each holder of Notes in exchange for such Notes, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to the Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Notes held by such holder, and satisfactory to the holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding. In the event that an Acquiring Entity is directly or indirectly controlled by a company or entity whose common stock or similar equity interest is listed, designated or quoted on a securities exchange or trading market, the holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding may elect to treat such Person as the Acquiring Entity for purposes of this Section 5(b).

(c) Holder Redemption Right. At any time during the period beginning after the Holder’s receipt of a Change of Control Notice and ending on the date of the consummation of such Change of Control (or, in the event a Change of Control Notice is not delivered at least 10 days prior to a Change of Control, at any time on or after the date which is 10 days prior to a Change of Control and ending 10 days after the delivery of the Change of Control Notice), the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (“Change of Control Redemption Notice”) to the Company, which Change of Control Redemption Notice shall indicate the portion of this Note that the Holder is electing to require the Company to redeem. The portion of this Note subject to redemption pursuant to this Section 5(c) shall be redeemed by the Company at a price equal to the Redemption Price. Redemptions required by this Section 5(c) shall be made in accordance with the provisions of Section 11 and, to the extent permitted by applicable law, shall have priority to payments by the Company or the Acquiring Entity, as applicable, to the stockholders of the Company in connection with a Change of Control. Notwithstanding anything to the contrary in this Section 5, but subject to Section 3(d), until the Redemption Price (together with any interest thereon) is paid in full, the portion of this Note submitted for redemption under this Section 5(c) (together with any interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. In the event of a partial redemption of this Note pursuant hereto, the principal amount redeemed shall be deducted from the outstanding Principal.

6. Rights Upon Issuance of Purchase Rights and Other Corporate Events.

(a) Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(b) Other Corporate Events. Prior to the consummation of any recapitalization, reorganization, consolidation, merger, spin-off or other business combination (other than a Change of Control) pursuant to which holders of Common Stock are entitled to receive securities or other assets with respect to or in exchange for Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Note, (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding.

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7. Rights Upon Issuance of Other Securities.

(a) Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after the Execution Date, the Company, directly or indirectly, issues or sells, or in accordance with this Section 7 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding Excluded Securities) for a consideration per share (the “New Securities Issuance Price”) less than the Closing Sale Price per share of Common Stock determined as of the Trading Day immediately prior to such issuance or sale (the Closing Sale Price per share of Common Stock, the “Applicable Price” and the issuance or sale of the Common Stock, a “Dilutive Issuance”), then immediately after such issue or sale, the Conversion Price then in effect shall be reduced to equal the amount determined by multiplying the Conversion Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which will be the sum of (1) the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance or sale multiplied by the Closing Sale Price per share of Common Stock determined as of the Trading Day immediately prior to such issuance or sale, plus (2) the consideration, if any, received by the Company upon such issuance or sale, and the denominator of which will be the product derived by multiplying such Closing Sale Price by the number of shares of Common Stock Deemed Outstanding immediately after such issuance or sale. For the purposes of this Section 2, the calculation of the number of shares of Common Stock Deemed Outstanding shall exclude the Conversion Shares and the Interest Shares. For purposes of determining the adjusted Conversion Price under this Section 7(a) (other than for Excluded Securities), the following shall be applicable:

(i) Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 7(a)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible Securities.

(ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance of sale of such Convertible Securities for such price per share. For the purposes of this Section 7(a)(ii), the “price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion or exchange or exercise of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 7(a), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(iii) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 7(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Execution Date are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed

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issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(iv) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Company therefor; provided that such consideration shall not be reduced by any reasonable and customary amounts paid by the Company to underwriters, placement agents, brokers, financial advisors or similar agents in connection with such issuance or sale (or deemed issuance or sale). If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt. The fair value of any consideration other than cash or securities will be determined in good faith by the Board of Directors of the Company.

(v) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(b) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise and including, without limitation, the Reverse Stock Split) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

(c) Other Events. If any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of Equity Equivalents), then the Company’s Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note; provided, that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 7.

8. Company’s Right of Optional Redemption.

(a) At any time from and after the later of (A) the sixth month anniversary of the Issuance Date and (B) Effectiveness Date, if both the Condition to Optional Redemption and the Redemption Equity Conditions are satisfied, the Company may redeem all (and not less than all) of this Note and the Other Notes, by delivering written notice thereof (each, a “Optional Redemption Notice” and the date all of the holders of Notes receive such notice is referred to as the “Optional Redemption Notice Date”) to the Holder and each other holder of Notes, which Optional Redemption Notice shall indicate the redemption of this Note in accordance with this Section 8 but subject to the satisfaction of the Condition to Optional Redemption (the “Optional Redemption”).

(b) The Optional Redemption Notice shall be delivered by the Company to the Holder on the date which is at least 30 calendar days prior to the date that the Optional Redemption will be effected (the “Optional Redemption Date”); provided that if a Grace Period (as defined in the Registration Rights Agreement) occurs during the Optional Redemption Period, the Optional Redemption Date shall be extended by a number of days equal to the number of days in such Grace Period; provided, further, that the Optional Redemption Date cannot occur during a Grace Period. The Optional Redemption Notice shall be delivered by facsimile and overnight courier to all, but not less than all, of the holders of Notes. The Optional Redemption Notice shall be irrevocable. The Optional Redemption Notice shall (i) state the Optional Redemption Date, (ii) state the aggregate Principal amount of the Other Notes which are then outstanding and (ii) certify that the Condition to Optional Redemption is satisfied as of the Optional Redemption Notice Date.

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(c) The Optional Redemption will only be effected on the Optional Redemption Date if (i) the Condition to Optional Redemption is satisfied on or has been satisfied prior to the Optional Redemption Date and (ii) the Redemption Equity Conditions were satisfied on the Optional Redemption Notice Date and during the entire Optional Redemption Notice Period and are satisfied on the Optional Redemption Date. This Note shall be redeemed by the Company in cash at a price equal to the Redemption Price.

(d) Notwithstanding anything to the contrary in this Section 8, but subject to Section 3(d), until the Redemption Price is paid in full, all or a portion of this Note may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3, and any such conversion shall reduce the outstanding Principal on this Note.

(e) If the Company elects to cause the Optional Redemption pursuant to Section 8(b), then it must simultaneously take the similar action with respect to the Other Notes.

9. Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, other than as contemplated by the terms of the Transaction Documents, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note.

10. Reservation of Authorized Shares.

(a) Reservation. The Company shall initially reserve out of its authorized and unissued Common Stock a number of shares of Common Stock for each of the Notes equal to 150% of the maximum number of shares of Common Stock issuable upon conversion of the Notes (assuming for purposes hereof, that the Notes are convertible at the Conversion Price and without taking into account any limitations on the conversion of the Notes). Thereafter, the Company shall, so long as any of the Notes are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes, 150% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Notes then outstanding (assuming for purposes hereof, that the Notes are convertible at the then applicable Conversion Price and without taking into account any limitations on the conversion of the Notes); provided, that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on conversions) (the “Required Reserve Amount”). The initial number of shares of Common Stock reserved for conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Notes based on the principal amount of the Notes held by each holder on the Issuance Date or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s Notes, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Notes shall be allocated to the remaining holders of Notes, pro rata based on the principal amount of the Notes then held by such holders.

(b) Insufficient Authorized Shares. If at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than 75 days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock.

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11. Redemptions.

(a) Mechanics. In the event that the Holder has sent a Redemption Notice to the Company pursuant to Section 4(b) or Section 5(c) or the Company has sent a Redemption Notice to the Holder pursuant to Section 8, the Holder shall promptly submit this Note to the Company in accordance with this Section 11. If the Holder has submitted a Event of Default Redemption Notice, the Company shall deliver the Redemption Price to the Holder within five Business Days after the Company’s receipt of the Holder’s Event of Default Redemption Notice and thereafter the Holder shall promptly deliver this Note to the Company. If the Holder has submitted a Change of Control Redemption Notice in accordance with Section 5(c), the Company shall deliver to the Holder the Redemption Price concurrently with the consummation of such Change of Control if such Change of Control Redemption Notice is received by the Company prior to the consummation of such Change of Control and within five Business Days after the Company’s receipt of such Change of Control Redemption Notice otherwise. The Company shall deliver the Redemption Price to the Holder on the applicable Optional Redemption Date. In the event of a redemption of less than all of the Conversion Amount of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal which has not been redeemed. In the event that the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option to, in lieu of redemption, provide the Company with written notice (the “Redemption Termination Notice”) requiring the Company to promptly return to the Holder all or any portion of this Note representing the Principal amount that was submitted for redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid. No later than three Business Days after the Company’s receipt of the Redemption Termination Notice, if the Company has not cured such failure, (x) the Redemption Notice shall be null and void with respect to such Conversion Amount, (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 18(d)) to the Holder representing such Principal amount and (z) the Conversion Price of this Note or such new Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Redemption Notice is voided and (B) the lowest Closing Bid Price of the Common Stock during the period beginning on and including the date on which the Redemption Notice is delivered to the Company and ending on and including the date on which the Redemption Notice is voided. The Holder’s delivery of the Redemption Termination Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Conversion Amount subject to such notice.

(b) Redemption by Other Holders. Upon the Company’s receipt of notice from any of the holders of Other Notes for redemption or repayment as a result of an event or occurrence described in Section 4(b) or Section 5(c) (each, an “Other Redemption Notice”), the Company shall immediately forward to the Holder by facsimile a copy of such notice. If the Company receives a Redemption Notice and one or more Other Redemption Notices during the seven Business Day period beginning on and including the date which is three Business Days prior to the Company’s receipt of the Holder’s Redemption Notice and ending on and including the date which is three Business Days after the Company’s receipt of the Holder’s Redemption Notice and the Company is unable to redeem all principal, interest and other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven Business Day period, then the Company shall redeem a pro rata amount from each holder of the Notes (including the Holder) based on the principal amount of the Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received or delivered by the Company during such seven Business Day period.

12. Restriction on Redemption and Dividends. Until all of the Notes have been converted, redeemed or otherwise satisfied in accordance with their terms, except for the redemption of the Existing Notes (as defined in the Securities Purchase Agreement) contemplated by Section 4(d)(ii) of the Securities Purchase Agreement, the Company shall not, directly or indirectly, (A) repurchase (other than the repurchase of shares of Common Stock from employees in connection with loans made to such employees prior to the date hereof), redeem, or declare or pay any cash dividend or distribution on, the Common Stock or (B) distribute any material property or assets of any kind to holders of the Common Stock in respect of the Common Stock.

13. Voting Rights. The Holder shall have no voting rights as the holder of this Note, except as required by law, including, but not limited to, the General Corporation Law of the State of Delaware, and as expressly provided in this Note.

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14. Rank; Additional Indebtedness; Liens.

(a) Rank. Obligations under this Note, including payments of Principal and Interest and other payments due under this Note, (a) shall rank pari passu with all Other Notes, (b) shall be senior to the Existing Notes and (c) shall be senior to all other Indebtedness (as defined in the Securities Purchase Agreement) of the Company and its Subsidiaries, other than Permitted Senior Indebtedness (as defined herein).

(b) Incurrence of Indebtedness. So long as this Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness, other than (i) the Indebtedness evidenced by this Note and the Other Notes, (ii) Permitted Senior Indebtedness and (iii) Permitted Subordinated Indebtedness.

(c) Existence of Liens. So long as this Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries other than Permitted Liens.

15. Vote to Issue, or Change the Terms of, Notes. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the holders of Notes representing not less than a majority of the aggregate principal amount of the then outstanding Notes shall be required for any change or amendment to this Note or the Other Notes; provided that the Holder of this Note may waive any term or provision of this Note without such vote or written consent.

16. Transfer. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of Sections 2(f) and 2(g) of the Securities Purchase Agreement.

17. Reissuance Of This Note.

(a) Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 17(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Note (in accordance with Section 17(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c)(iii), following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

(b) Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnity bond in the principal amount of the Note and an indemnification undertaking by the Holder to the Company, which undertaking shall be reasonably satisfactory to the Company, and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 17(d)) representing the outstanding Principal.

(c) Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 17(d) and in principal amounts of at least $10,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

(d) Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 17(a) or Section 17(c), the Principal designated by the Holder which, when added to the principal

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represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent the proportionate amount of accrued Interest and Late Charges on the Principal and Interest of this Note that correspond to the Principal of the new Notes, from the Issuance Date.

18. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

19. Payment of Collection, Enforcement and Other Costs. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the reasonable costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, reasonable attorneys’ fees and disbursements.

20. Construction; Headings. This Note shall be deemed to be jointly drafted by the Company and all the Purchasers and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

21. Failure or Indulgence not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

22. Dispute Resolution. In the case of a dispute as to the determination of the Closing Bid Price, the Closing Sale Price, the Weighted Average Price, the Redemption Price or the arithmetic calculation of the Conversion Rate, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two Business Days of receipt of the Conversion Notice or the deemed receipt of the Conversion Notice or the Redemption Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Redemption Price or the Conversion Rate, as applicable, within one Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one Business Day submit via facsimile (a) the disputed determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Conversion Rate or the Redemption Price to the Company’s independent, outside accountant. The Company, at the Company’s expense, shall use its reasonable best efforts to cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. The Company shall not be required to pay any penalty payments hereunder solely relating to the matter in dispute during the pendency of any bona fide, good faith dispute hereunder as to such matter.

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23. Notices; Payments; List of Holders.

(a) Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) promptly upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least ten days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Change of Control, dissolution or liquidation, provided in each case, if such information is material, non-public information, such information shall not be provided to the Holder until such information has been made known to the public.

(b) Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Purchasers, shall initially be as set forth on the Schedule of Buyers attached to the Securities Purchase Agreement); provided, that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date. Any amount of Interest, Principal or other amount due under the Transaction Documents (as defined in the Securities Purchase Agreement) which is not paid when due shall result in a late charge being incurred and payable by the Company at a rate per annum equal to the interest rate provided by Section 5004 of the New York Civil Practice Law and Rules, calculated from the date such amount was due until the same is paid in full (“Late Charge”).

(c) List of Holders. As soon as reasonably practicable following a written request by the Holder (and in any event no later than five Business Days following such request), the Company shall, or shall cause the Transfer Agent to, provide the Holder with a list of the then current registered holders of the Notes.

24. Cancellation. After all Principal, accrued Interest and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

25. Waiver of Notice. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Securities Purchase Agreement.

26. Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

27. Certain Definitions. For purposes of this Note, the following terms shall have the following meanings:

(a) “Allowable Interest Amount” means the amount of Accumulated Interest that can be paid to the Holder without violating Section 3(d)(i)(1).

(b) “Bloomberg” means Bloomberg Financial Markets.

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(c) “Board of Directors” means the board of directors of the Company or any authorized committee of the board of directors.

(d) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(e) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York City Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 22. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction that proportionately decreases or increases the Common Stock during the applicable calculation period.

(f) “Closing Date” shall have the meaning set forth in the Securities Purchase Agreement.

(g) “Common Stock Deemed Outstanding” means, at any given time, the number of shares of all classes of the Company’s common stock actually outstanding at such time, plus the number of shares of the Company’s common stock deemed to be outstanding pursuant to Section 7.

(h) “Condition to Optional Redemption” means that the Closing Sale Price for the Company’s Common Stock shall equal or exceed 175% of the then effective Conversion Price for any 20 Trading Days in any 30 consecutive Trading Day period.

(i) “Conversion Amount” means, subject to the Issuance Cap, the sum of (A) the portion of the outstanding Principal to be converted, redeemed or otherwise with respect to which this determination is being made (provided that such portion of the Principal shall be equal to $10,000 or an integral multiple of $10,000 in excess thereof), (B) all accrued and unpaid Interest with respect to such Principal and (C) all accrued and unpaid Late Charges with respect to such Principal and Interest.

(j) “Conversion Price” means $0.4554, subject to adjustment as provided herein.

(k) “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for the Common Stock.

(l) “Delayed Cash Interest Payment Date” means the earlier of (a) the Maturity Date and (b) the redemption of this Note in accordance with Section 4(b), Section 5(c) or Section 8.

(m) “Delayed Interest Share Payment Amount” means the number of fully paid and nonassessable shares (rounded up to the nearest whole share) of Common Stock equal to the quotient of (a) the Allowable Interest Amount and (b) the Interest Conversion Price in effect on the Interest Date upon which such Interest Shares would have been paid other than as a result of the restrictions set forth in Section 3(d)(i).

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(n) “Delayed Interest Share Payment Date” means the date upon which the Holder notifies the Company in writing (such notice, the “Delayed Interest Share Payment Notice”) that the payment of the Allowable Interest Amount will not result in a violation of Section 3(d)(i)(1).

(o) “Eligible Market” means any of The New York Stock Exchange Inc., the Nasdaq National Market, The Nasdaq SmallCap Market or the American Stock Exchange.

(p) “Effectiveness Date” means the date the Registration Statement covering the resale of all of the Registrable Securities relating to this Note is declared effective by the SEC.

(q) “Equity Conditions” means that each of the following conditions is satisfied: (i) prior to the applicable date of determination, the Company shall have delivered shares of Common Stock upon any conversion of amount previously converted (if any) on a timely basis as set forth in Section 3(c)(i) of this Note (and analogous provisions under the Other Notes); (ii) on the Interest Payment Date the Common Stock shall be listed on an Eligible Market and delisting or suspension by such market or exchange shall not have been threatened either (A) in writing by such market or exchange or (B) by falling below for at least the requisite period the applicable minimum listing maintenance requirements of such market or exchange (other than, in the case of clauses (A) and (B) as disclosed in Schedule 3(r) of the Securities Purchase Agreement); (iii) during the period beginning on the Execution Date and ending on and including the applicable date of determination, there shall not have occurred either (A) the public announcement by the Company of a pending, proposed or intended Change of Control which has not been abandoned, terminated or consummated or (B) an Event of Default other than an Event of Default that is capable of being cured that has been so cured; (iv) on any day during an Interest Measuring Period there shall not have occurred an event that with the passage of time or giving of notice would constitute an Event of Default; (v) on the applicable date of determination either (A) the Registration Statement or Registration Statements required pursuant to the Registration Rights Agreement shall be effective and available for the sale for all of the Registrable Securities in accordance with the terms of the Registration Rights Agreement or (B) all shares of Common Stock issuable upon conversion of the Notes shall be eligible for sale without restriction pursuant to Rule 144(k) and any applicable state securities laws; (vi) the Company shall have no knowledge of any fact that would cause (A) the Registration Statements required pursuant to the Registration Rights Agreement not to be effective and available for the sale of at least all of the Registrable Securities in accordance with the terms of the Registration Rights Agreement or (B) any shares of Common Stock issuable upon conversion or redemption of the Notes not to be eligible for sale without restriction pursuant to Rule 144(k) and any applicable state securities laws; (vii) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 3(d) hereof or the rules or regulations of the applicable Eligible Market; (viii) such issuance, taken together with all prior issuances pursuant to the Notes, shall not exceed the Issuance Cap; and (ix) the Company otherwise shall have been in material compliance with and shall not have materially breached any provision, covenant, representation or warranty of any Transaction Document.

(r) “Execution Date” means March 31, 2004.

(s) “Equity Equivalents” means stock appreciation rights, phantom stock rights or other rights or obligations of the Company with equity features related to the Company.

(t) “Excluded Securities” means shares of (A) Common Stock, (B) Options, (C) Convertible Securities and (D) Equity Equivalents issued, sold, or deemed to have been issued or sold, by the Company (i) to any employee, officer, director or consultant for services provided to the Company which has been approved prior to its issuance by the Board of Directors of the Company or its compensation committee, (ii) upon conversion of the Notes, (iii) in connection with the payment of any Interest Shares on the Notes, (iv) in connection with any acquisition by the Company or a Partner Company (as such term is used by the Company in the Company’s SEC Report on Form 10-K for the year ended December 31, 2003 filed with the SEC on March 15, 2004), whether through an acquisition for securities or a merger, of any business, assets or technologies (including, without limitation, investments in new or existing partner companies) the primary purpose of which is not to raise equity capital for the Company or a Partner Company, (v) pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter which generates net proceeds to the Company in excess of $60,000,000 (other than (x) an “at-the-market offering” as defined in Rule 415(a)(4) under the 1933 Act, (y) a rights or similar offering to the Company’s stockholders and (z) “equity lines”) and (vi) upon conversion of any Options,

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Convertible Securities or Equity Equivalents which are outstanding on the day immediately preceding the Execution Date; provided that the exercise price of such Option, Convertible Securities or Equity Equivalents are not amended, modified or changed on or after the Execution Date (other than in the case of proportionate adjustments in the event of any stock dividend, stock split, stock combination or other similar transaction that proportionately decreases or increases the Common Stock).

(u) “Initial Listing Default” shall mean the failure of the Common Stock either (i) to be in compliance with the applicable minimum bid requirements of the Principal Market as of the Closing Date or (ii) be listed on another Eligible Market on or prior to the Closing Date and not be suspended from trading on the Closing Date. An Initial Listing Default shall commence on the Closing Date and continue until such time as the Company is either (A) in compliance with the applicable minimum bid requirements of the Principal Market or (B) listed on another Eligible Market and not suspended from trading on such market.

(v) “Interest Conversion Price” means, with respect to any Interest Date, that price which shall be computed as 85% of the arithmetic average of the Weighted Average Price of the Common Stock on each of the ten (10) consecutive Trading Days immediately preceding the Trading Day immediately prior to the applicable Interest Date (each, an “Interest Measuring Period”). All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during such period.

(w) “Issuance Cap” means (x) the number of shares of Common Stock which the Company may issue in connection with the Notes without breaching the Company’s obligations under the rules or regulations of the applicable Eligible Market, including, without limitation, NASD Rule 4350(i)(1)(D) and NASD Rule 4350(i)(B), if applicable, minus (y) the sum of (i) the number of shares of Common Stock previously issued in connection with any Notes that should be included under the rules or regulations of the Principal Market in the calculation of the Issuance Cap, (ii) the number of shares of Common Stock issuable upon conversion of any Notes then outstanding at the respective Conversion Price set forth in such Notes that should be included under the rules or regulations of the Principal Market in the calculation of the Issuance Cap and (iii) the number of Interest Shares previously issued in connection with any of the Notes.

(x) “Listing Default” shall mean the occurrence of the following event: the failure of the Common Stock to be listed on an Eligible Market for a period of 30 consecutive calendar days as a result of a Subsequent Listing Event; provided, that such 30 day period shall be extended to 75 consecutive calendar days if the deficiency causing such suspension or failure can be cured through an action that requires the approval of the Company’s stockholders and during such initial 30 day period the Company agrees to seek such approval within the 75 day period; provided, further, that the failure of the Common Stock to be listed on an Eligible Market shall not be an Event of Default if, at any time after the Effectiveness Date, the Closing Sale Price for the Company’s Common Stock shall equal or exceed 150% of the Market Price for any 20 Trading Days of any 30 consecutive Trading Days.

(y) “Market Price” means $0.37956, subject to appropriate adjustments for any stock split, reverse stock split, stock dividend, stock combination or other similar transaction.

(z) “Optional Redemption Notice Period” means the period between the Optional Redemption Notice Date and the Optional Redemption Date.

(aa) “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities, including, without limitation, any contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or Convertible Securities.

(bb) “Permitted Liens” means (i) any lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with generally acceptable accounting principles in the United States applied on a consistent basis, (ii) any statutory lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent, (iv) deposits, pledges or liens (other than liens arising under ERISA) securing (A) obligations incurred in respect of

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workers’ compensation, unemployment insurance or other forms of governmental insurance or benefits, (B) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations or (C) obligations on surety or appeal bonds, but only to the extent such deposits, pledges or liens are incurred or otherwise arise in the ordinary course of business and secure obligations not past due or delinquent, (v) restrictions on the use of real property and minor irregularities in the title thereto which do not (A) secure obligations for the payment of money or (B) materially impair the value of such property or its use in the ordinary course of business, (vi) any minor imperfection of title or similar lien which individually or in the aggregate with other such liens would not reasonably be expected to have a Material Adverse Effect and (vii) any lien created in connection with the incurrence of Permitted Senior Indebtedness.

(cc) “Permitted Senior Indebtedness” means the Indebtedness of the Company and the Subsidiaries in an amount not to exceed at any one time $10,000,000 in the aggregate, which Permitted Indebtedness is (i) set forth on Schedule 3(k) to the Securities Purchase Agreement, (ii) incurred in connection with Purchase Money Indebtedness, (iii) a bona fide capitalized lease obligation, (iv) a guarantee of any Indebtedness set forth in the items referred to in the foregoing clauses (i)-(iii) or (v) a letter of credit facility that replaces the facility provided by the Letter of Credit Agreement, dated as of September 30, 2002, by and between Comerica Bank-California, the Company, ICG Holdings, Inc. and Internet Capital Group Operations, Inc., as amended (the “Existing LC Facility”) regardless of whether such facility is entered into at the time the Existing LC Facility is terminated or subsequent to such termination; provided that such replacement facility shall be on terms and conditions substantially similar to those of the Existing LC Facility; provided, further, that the replacement facility will provide that the Company’s maximum indebtedness under the letter of credit line will not exceed $10,000,000.

(dd) “Permitted Subordinated Indebtedness” means the Existing Notes and the other Indebtedness of the Company, and not any Subsidiary, that (i) is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note and the Other Notes on terms and pursuant to an agreement reasonably satisfactory to the holders of Notes representing not less than a majority of the aggregate principal amount of the then outstanding Notes and, in the event that interest is payable, directly or indirectly, prior to 91 days after the Maturity Date, provides for interest that is no greater than market rate interest, and (ii) does not provide at any time for the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until at least 91 days after the Maturity Date.

(ee) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(ff) “Principal Market” means the Nasdaq SmallCap Market.

(gg) “Purchase Money Indebtedness” means Indebtedness of the Company or any Subsidiary incurred solely for the purpose of financing all or any part of the purchase price, or the cost of construction or improvement of any property; provided, however, that the aggregate principal amount of any such Indebtedness does not exceed the lesser of the fair market value of such property, as determined in the good faith judgment of the Board of Directors, or such purchase price or cost, including any refinancing of such Indebtedness that does not increase the aggregate principal amount (or accreted amount, if less) thereof as of the date of refinancing.

(hh) “Redemption Equity Conditions” means that each of the following conditions is satisfied: (i) on the Optional Redemption Notice Date, the Optional Redemption Date and for the entire Optional Redemption Period, the Common Stock shall be listed on an Eligible Market and delisting or suspension by such market or exchange shall not have been threatened either (A) in writing by such market or exchange or (B) by falling below for at least the requisite period the applicable minimum listing maintenance requirements of such market or exchange (other than, in the case of clauses (A) and (B) as disclosed in Schedule 3(r) of the Securities Purchase Agreement); (ii) on the Optional Redemption Notice Date, the Optional Redemption Date and for the entire Optional Redemption Period either (A) the Registration Statement or Registration Statements required pursuant to the Registration Rights Agreement shall be effective and available for the sale for all of the Registrable Securities in accordance with the terms of the Registration Rights Agreement other than during any Grace Periods that occur during the Optional Redemption Period or (B) all shares of Common Stock issuable upon conversion of the Notes

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shall be eligible for sale without restriction pursuant to Rule 144(k) and any applicable state securities laws; and (iii) no Conversion Failures have occurred during the Optional Redemption Period or on the Optional Redemption Date.

(ii) “Redemption Notice” means any of an Event of Default Redemption Notice, Change of Control Redemption Notice or Optional Redemption Notice.

(jj) “Registration Rights Agreement” means that certain registration rights agreement, dated as of the Subscription Date, by and among the Company and the initial holders of the Notes relating, among other things, to the registration of the resale of the shares of Common Stock issuable upon conversion of the Notes.

(kk) “SEC” means the United States Securities and Exchange Commission.

(ll) “Securities Purchase Agreement” means that certain securities purchase agreement, dated as of the Execution Date, by and among the Company and the initial holders of the Notes pursuant to which the Company issued the Notes.

(mm) “Subscription Date” shall have the meaning set forth in the Securities Purchase Agreement.

(nn) “Subsequent Listing Event” means either (i) a modification of the listing requirements of the Principal Market after the Execution Date in a manner that affects the Company’s eligibility for quotation on the Principal Market or (ii) the Principal Market ceasing to exist in its form as of the Execution Date.

(oo) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided, that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York City time).

(pp) “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York City time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York City time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 22. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

INTERNET CAPITAL GROUP, INC.

By:
Name: Anthony P. Dolanski
Title: Chief Financial Officer

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INTERNET CAPITAL GROUP, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

June 10, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of INTERNET CAPITAL GROUP, INC., a Delaware corporation, does hereby constitute and appoint Anthony P. Dolanski and Suzanne L. Niemeyer, or either of them, with full power to act alone and to designate substitutes, the true and lawful attorneys and proxies of the undersigned for and in the name and stead of the undersigned, to vote all shares of Common Stock of Internet Capital Group, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at The Desmond Great Valley, One Liberty Boulevard, Malvern, Pennsylvania 19355, on June 10, 2005 at 10:00 a.m., and at any and all adjournments and postponements thereof, as follows:

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4 AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 5.

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

You can now access your INTERNET CAPITAL GROUP, INC. account online.

Access your Internet Capital Group, Inc. stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Internet Capital Group, Inc., now makes it easy and convenient to get current information on your shareholder account.

View account status View certificate history View book-entry information

View payment history for dividends Make address changes Obtain a duplicate 1099 tax form Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between 9am and 7pm Monday-Friday Eastern Time

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

Please Mark Here for Address Change or Comments

SEE REVERSE SIDE

ITEM 1. ELECTION OF DIRECTORS

Nominees:

(01) Walter W. Buckley, III (02) Philip J. Ringo (03) Michael D. Zisman

FOR all nominees listed above (except as marked to the contrary)

WITHHOLD AUTHORITY to vote for all nominees listed above

To withhold authority to vote for one or more nominee(s), write that name(s) of the nominee(s) below.

ITEM 2. RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

ITEM 3. APPROVAL OF THE 2005 OMNIBUS EQUITY

COMPENSATION PLAN

ITEM 4. APPROVAL TO ISSUE MORE

THAN 20% OF THE COMPANY’S OUTSTANDING COMMON STOCK UPON CONVERSION OF THE NOTES AND AS PAYMENT FOR INTEREST UNDER THE NOTES

FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

Choose MLinksm for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by step instructions will prompt you through enrollment.

ITEM 5. OTHER MATTERS

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or at any adjournments thereof.

Dated: , 2005

Signature

Signature if held jointly

NOTE: PLEASE DATE THIS PROXY, SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON, AND RETURN PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 p.m. Eastern Time on June 9, 2005.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/icge

Use the internet to vote your proxy.

Have your proxy card in hand when you access the web site.

OR

Telephone 1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

OR

Mail

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.